Exhibit 10.7

OFFICE LEASE AGREEMENT

BETWEEN

NORMANDY LEXINGTON ACQUISITION, LLC

(“LANDLORD”)

AND

IMPRIVATA, INC.

(“TENANT”)

i

OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT (the “Lease”) is made and entered into as of April 24, 2007, by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”) and IMPRIVATA, INC., a Delaware corporation (“Tenant”). The following exhibits and attachments are incorporated into and made a part of the Lease: Exhibit A (Outline and Location of Premises), Exhibit B (Expenses and Taxes), Exhibit C (Work Letter), Exhibit D (Commencement Letter), Exhibit E (Building Rules and Regulations), Exhibit F (Additional Provisions) and Exhibit G (Notice of Lease).

1. Basic Lease Information.

1.01 “Building” shall mean the building consisting of four (4) interconnected buildings located at 10 Maguire Road, Lexington, Massachusetts 02421, and commonly known as the Lexington Corporate Center. “Rentable Square Footage of the Building” is deemed to be 285,133 rentable square feet, using BOMA Modified.

1.02 “Premises” shall mean the area shown on Exhibit A to this Lease. The Premises is located on the first floor of the portion of the Building known as “building 4” as shown on Exhibit A. If the Premises include one or more floors in their entirety, all corridors and restroom facilities located on such full floor(s) shall be considered part of the Premises. The “Rentable Square Footage of the Premises” is deemed to be 21,539 rentable square feet. Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Building and the Rentable Square Footage of the Premises are correct.

1.03 “Base Rent”:

Period or Months of Term	Annual Rate Per Square Foot	Monthly Base Rent
July l, 2007-June 30,2008*	$26.58	$47,708.89
July 1,2008-June 30,2009* *Date of Term Commencement and Termination Subject to Adjustment per Section 3 below	$27.58	$49,503.80

1.04 “Tenant’s Pro Rata Share”: 7.55%. Tenant’s Pro Rata Share shall be adjusted for changes in the Rentable Square Footage of the Premises and/or the Rentable Square Footage of the Building, including, without limitation, changes which may result from any condemnation or other taking of a portion of the Building.

1.05 “Base Year” for Taxes: Fiscal Year (defined below) 2007 (i.e., July 1, 2006 to June 30, 2007); “Base Year” for Expenses (defined in Exhibit B): calendar year 2007.

For purposes hereof, “Fiscal Year” shall mean, the Base Year for Taxes and each period of July 1 to June 30 thereafter.

1.06 “Term”: A period of two (2) years commencing upon Substantial Completion of the Landlord’s Work as set forth in Section 3 hereof (the “Commencement Date”) and, unless terminated earlier or extended in accordance with this Lease, end two (2) years thereafter (the “Termination Date”). In addition, if Tenant is entitled to register or record a notice or memorandum of this Lease pursuant to the terms of Section 26, Landlord and Tenant shall also execute and Tenant may register or record, as appropriate, at Tenant’s cost and expense, a Notice of Lease in the form attached as Exhibit G.

1.07 Intentionally Omitted.

1.08 “Security Deposit”: $97,212.69 by a Letter of Credit as more fully described in Section 6.

1.09 Intentionally omitted.

1.10 “Broker(s)”: Roy Hirshland of T3 Realty Advisors (“Tenant’s Broker”) and Jon Varholak and Ron Friedman of Richards Barry Joyce & Partners, LLC (“Landlord’s Broker”).

1.11 “Permitted Use”: General office use, with an approximately 700 rsf Lab Area (defined below) as permitted by applicable zoning as an ancillary use to the Tenant’s business conducted in the Premises.

1.12 “Notice Address(es)”:

Landlord:

For all Notices:

Steve Smith

Normandy Real Estate Management

1776 On the Green

67 Park Place East

Morristown, New Jersey 07960

With a copy to:

Raymond P. Trevisan

Principal, General Counsel

Normandy Real Estate Partners

67 Park Place East, 8th Floor

Morristown, New Jersey 07960

With a copy to:

McCarter & English LLP

265 Franklin Street

Boston, Massachusetts 02110

Attention: Diane M. McDermott, Esq.

Tenant:

For all Notices:

Imprivata Inc.

10 Maguire Road

Lexington, Massachusetts 02421

Attention: Jeff Kalowski

For Rent Payments:

Regular Mail	Normandy Lexington Acquisition, LLC
P.O. Box 30930
New York, New York 10087-0930

Overnight Mail/Courier	JP Morgan Chase - Lockbox Processing
Normandy Lexington Acquisition, LLC
Lockbox 30930
4 Chase Metrotech Center
Ground Level Courier on Willoughby Street
Brooklyn, NY 11245

Wire Transfer	Normandy Lexington Acquisition, LLC
Account No. 230460283
ABA: 021000021
Bank: JPMorgan Chase Bank
401 Madison Avenue
New York, NY 10017

1.13 “Business Day(s)” are Monday through Friday of each week, exclusive of New Year’s Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Holidays”). Landlord may designate additional Holidays that are commonly recognized by other office buildings in the area where the Building is located. “Building Service Hours” are 8:00 A.M. to 6:00 P.M. on Business Days and 8:00 A.M. to 12:00 P.M. on Saturdays.

1.14 “Landlord Work” means the work, if any, that Landlord is obligated to perform in the Premises pursuant to a separate agreement (the “Work Letter”), if any, attached to this Lease as Exhibit C.

1.15 “Property” means the Building and the parcel(s) of land on which it is located and, at Landlord’s discretion, the parking facilities and other improvements and amenities, if any, serving the Building and the parcel(s) of land on which they are located.

2. Lease Grant.

The Premises are hereby leased to Tenant from Landlord, together with the right to use any portions of the Property, in common with others, that are from time to time designated by Landlord for the common use of tenants and others, including, without limitation, the parking areas serving the Property (the “Common Areas”). Nothing contained herein shall affect Landlord’s right to add to, subtract from, or alter the Common Areas, so long as the same does not materially adversely affect Tenant’s use of or access to the Premises.

To the extent the same are provided for the non-exclusive use of all tenants and occupants of the Property, Tenant may use the Building amenities, including the fitness center, locker rooms, showers and cafeteria subject to (i) the Building Rules and Regulations and other rules, regulations and fees with respect to such amenities adopted by Landlord from time to time and (ii) Landlord’s right to temporarily discontinue any or all of such amenities at Landlord’s sole discretion as Landlord shall deem necessary at any time and from time to time.

Subject to the provisions hereof, Tenant shall have access to and use of the Premises twenty-four (24) hours per day and three hundred sixty-five (365) days per year. If Tenant desires access outside of Building Service Hours, Tenant will adhere to the Building rules and regulations regarding such access.

3. Adjustment of Commencement Date; Possession.

3.01 Pursuant to the Work Letter, Landlord shall use commercially reasonable efforts to complete the Landlord Work (as defined in the Work Letter attached as Exhibit C) prior to July 1, 2007 (the “Target Commencement Date”). In the event the Landlord Work is Substantially Complete (defined below) before or after the Target Commencement Date, the date of Substantial Completion of the Landlord Work shall be the actual Commencement Date. Landlord shall provide the Tenant will five (5) business days advance notice of Substantial Completion. Landlord’s failure to Substantially Complete the Landlord Work by the Target Commencement Date, subject to Tenant Delay as hereafter provided, shall not be a default by Landlord or otherwise render Landlord liable for damages except that the Tenant may remain in its existing premises in the Building located on the third (3rd) floor of “building 2” in Suite No. 232 (the “Prior Premises”) pursuant to the lease dated December 14, 2004 between Landlord (successor-in-interest to Lexington Corporate Center Associates, LLC) and Tenant (the “Prior Lease”) without being deemed in holdover until such time as the Landlord Work is Substantially Complete. Promptly after the determination of the Commencement Date, Landlord and Tenant shall enter into a commencement letter agreement in the form attached as Exhibit D. If the Termination Date does not fall on the last day of a calendar month, Landlord and Tenant may elect to adjust the Termination Date to the last day of the calendar month in which the Termination Date occurs in such commencement letter agreement. The Landlord Work shall be deemed to be “Substantially Complete” on the date that all Landlord Work has substantially been performed, other than any details of construction, mechanical adjustment or any other similar matter, the non-completion of which does not materially interfere with Tenant’s use of the Premises and the Landlord has delivered a Certificate of Occupancy for the Premises, to the extent same is required. If Landlord is delayed in the performance of the Landlord Work or its ability to deliver a Certificate of Occupancy, to the extent required, as a result of the acts or omissions of Tenant, the Tenant Related Parties (defined in Section 13) or their respective contractors or vendors, including, without limitation, changes requested by Tenant to approved plans, the relocation of the existing supplemental HVAC unit by the Tenant, the Tenant’s failure to comply with any of its obligations under this Lease or the specification of any materials or equipment with long lead times (a “Tenant Delay”), the Commencement Date shall be deemed to be the date that the Landlord Work would have been completed absent a Tenant Delay. In order for a Tenant Delay to occur, the Landlord shall notify the Tenant that a Tenant Delay is about to occur specifying the action required by the Tenant. The Tenant shall have three (3) business days to comply before a Tenant Delay occurs. In the event the Commencement Date does not occur on or before November 1, 2007, due to the fault of the Landlord, subject to Force Majeure and Tenant Delay, then Tenant may terminate this Lease upon written notice to Landlord effective thirty (30) days after Landlord’s receipt of such notice; provided however that if Substantial Completion occurs within said thirty (30) days, such termination notice shall be void and without force or effect. Upon any such termination, Landlord shall return all amounts paid by Tenant hereunder and thereafter the obligations of the parties hereunder shall be null and void and without recourse to either party.

3.02 Subject to Landlord’s obligation to perform Landlord Work, the Premises are accepted by Tenant in “as is” condition and configuration without any representations or warranties by Landlord except as otherwise specifically set forth in this Lease. By taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition. If Tenant takes possession of the Premises before the Commencement Date, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Rent (defined in Section 4.01) to Landlord for each day of possession before the Commencement Date. However, except for the cost of services requested by Tenant (e.g. freight elevator usage), Tenant shall not be required to pay Rent for any days of possession before the Commencement Date during which Tenant, with the approval of Landlord, is deemed to be in possession of the Premises for the sole purpose of performing improvements or installing furniture, equipment or other personal property or cabling. Any work to be performed by Tenant shall be subject to all of the terms and provisions of this Lease. Landlord shall provide such access prior to the Commencement Date provided that (i) Landlord has received all insurance certificates required hereunder and (ii) such access does not interfere with work being performed by Landlord in the Premises prior to the Commencement Date.

4. Rent.

4.01 Tenant shall pay Landlord, without any setoff or deduction, unless expressly set forth in this Lease, all Base Rent and Additional Rent due for the Term (collectively referred to as “Rent”). “Additional Rent” means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord under this Lease. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that the installment of Base Rent for the first full calendar month of the Term, and the first monthly installment of Additional Rent for Expenses and Taxes, shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before thirty (30) days after billing by Landlord. Rent shall be made payable to the entity, and sent to the address, Landlord designates and shall be made by good and sufficient check or by other means acceptable to Landlord. Tenant shall pay Landlord an administration fee equal to 5% of all Rent which is past due for more than five (5) days. In addition, past due Rent of more than five (5) days shall accrue interest at 12% per annum from the due date until actually paid. Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. Rent for any partial month during the Term shall be prorated. No endorsement or statement on a check or letter accompanying payment shall be considered an accord and satisfaction. Tenant’s covenant to pay Rent is independent of every other covenant in this Lease.

4.02 Tenant shall pay Tenant’s Pro Rata Share of Taxes and Expenses in accordance with Exhibit B of this Lease.

5. Compliance with Laws; Use.

The Premises shall be used for the Permitted Use and for no other use whatsoever. Tenant shall comply with all statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity whether in effect now or later, including the Americans with Disabilities Act (“Law(s)”), regarding the operation of Tenant’s business and the use, condition, configuration and occupancy of the Premises; provided, however, that Tenant shall not be required to make structural alterations to the Premises unless the same (i) arise from Tenant’s particular use of the Premises (other than general office use) or (ii) are Alterations or improvements to the Premises made by or on behalf of Tenant. In addition, Tenant shall, at its sole cost and expense, promptly comply with any Laws that relate to the “Base Building” (defined below), but only to the extent such obligations are triggered by Tenant’s use of the Premises, other than for general office use, or Alterations or improvements in the Premises performed or requested by Tenant. “Base Building” shall include the structural portions of the Building, the public restrooms and the Building mechanical, electrical and plumbing systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. Tenant shall promptly provide Landlord with copies of any notices it receives regarding an alleged violation of Law. Tenant shall comply with the rules and regulations of the Building attached as Exhibit E and such other reasonable rules and regulations adopted by Landlord from time to time, including rules and regulations for the performance of Alterations (defined in Section 9).

6. Security Deposit.

The Security Deposit shall be delivered to Landlord upon the execution of this Lease by Tenant and held by Landlord without liability for interest (unless required by Law) as security for the performance of Tenant’s obligations. The Security Deposit is not an advance payment of Rent or a measure of damages. Landlord may use all or a portion of the Security Deposit to satisfy past due Rent or to cure any Default (defined in Section 18) by Tenant. If Landlord uses any portion of the Security Deposit, Tenant shall, within five (5) days after demand, restore the Security Deposit to its original amount. Landlord shall return any unapplied portion of the Security Deposit to Tenant within forty-five (45) days after the later to occur of the Termination Date or the date Tenant surrenders the Premises to Landlord in compliance with Section 25. Landlord may assign the Security Deposit to a successor or transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit, Landlord shall not be required to keep the Security Deposit separate from its other accounts.

Landlord hereby acknowledges receipt of $97,212.69 Letter of Credit from Silicon Valley Bank (the “Letter of Credit”). Tenant agrees that it shall from time to time, as necessary, whether as a result of a draw on the Letter of Credit by Landlord pursuant to the terms hereof or as a result of the expiration of the Letter of Credit then in effect, renew or replace the original and any subsequent Letter of Credit so that a Letter of Credit, in the amount required hereunder, is in effect until a date which is at least sixty (60) days after the Termination Date of the Lease. If Tenant fails to furnish such renewal or replacement at least sixty (60) days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) as a Security Deposit pursuant to the terms of this Section 6. Any renewal or replacement of the original or any subsequent Letter of Credit shall meet the requirements for the original Letter of Credit as set forth above, except that such replacement or renewal shall be issued by a national bank satisfactory to Landlord at the time of the issuance thereof.

If Landlord draws on the Letter of Credit as permitted in this Lease or any substitute letter of credit, then, upon demand of Landlord, Tenant shall restore the amount available under the Letter of Credit to its original amount by providing Landlord with an amendment to the Letter of Credit evidencing that the amount available under the Letter of Credit has been restored to its original amount.

7. Building Services.

7.01 Landlord shall furnish Tenant with the following services: (a) water for use in the Base Building lavatories and the kitchen located in the Premises; (b) customary heat and air conditioning in season for first class office buildings in the Greater Boston metropolitan area during Building Service Hours; provided that Tenant shall have the right to receive HVAC service during hours other than Building Service Hours by paying Landlord’s then standard charge for additional HVAC service so long as Tenant requests same by written notice to Landlord not later than 12:00 noon on the Business Day preceding the day of such overtime usage; (c) standard janitorial service on Business Days; (d) Elevator service; (e) Electricity in accordance with the terms and conditions in Section 7.02; and (f) such other services as Landlord reasonably determines are necessary or appropriate for the Property.

7.02 (a) Electricity shall be distributed to the Premises either by the electric utility company Selected by Landlord to provide electricity service for the Building or, at Landlord’s option, by Landlord; and Landlord shall permit Landlord’s wires and conduits, to the extent available, suitable and safely capable, to be used for such distribution. If and so long as Landlord is distributing electricity to the Premises, Tenant shall obtain all of its electricity from Landlord and shall pay all of Landlord’s charges as Additional Rent, which charges shall be based on meter readings from a submeter to the Premises to be installed by Landlord at Landlord’s sole cost. All electricity used during the performance of janitorial service, or the making of any alterations or repairs in or to the Premises, or the operation of any special air conditioning system serving the Premises, shall be paid by Tenant.

Landlord has advised Tenant that presently NSTAR (the “Electric Service Provider”) is the electric utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, Landlord reserves the right at any time and from time to time before or during the Term to either contract for electric service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an “Alternative Service Provider”) or continue to contract for electricity service from the Electric Service Provider. Tenant shall cooperate with Landlord, the Electric Service Provider and any Alternative Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider and any Alternative Service Provider reasonable access to the Building’s electric lines, feeders, risers, wiring and other machinery within the Premises.

(b) Without the consent of Landlord, Tenant’s use of electrical service shall not exceed, either in voltage, rated capacity, use beyond Building Service Hours or overall load, that which Landlord reasonably deems to be standard for the Building. Landlord shall have the right to measure electrical usage by commonly accepted methods. If it is determined that Tenant is using excess electricity, Tenant shall pay Landlord for the cost of such excess electrical usage as Additional Rent.

7.03 Landlord’s failure to furnish, or any interruption, diminishment or termination of services due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, utility interruptions or the occurrence of an event of Force Majeure (defined in Section 26.03) (collectively a “Service Failure”) shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. Notwithstanding the forgoing, in the event of a Service Failure that lasts for longer than five (5) consecutive Business Days, Tenant shall receive a per diem abatement of Base Rent and Tenant’s Pro-rata Share of Taxes and Operating Expenses commencing on the sixth (6th) consecutive Business Day of such Service Failure and ending on the day such Service Failure is restored.

8. Leasehold Improvements.

All improvements in and to the Premises, including any Alterations (collectively, “Leasehold Improvements”) shall remain upon the Premises at the end of the Term without compensation to Tenant. Landlord, however, by written notice to Tenant at least thirty (30) days prior to the Termination Date, may require Tenant, at its expense, to remove (a) any Cable (defined in Section 9.01) installed by or for the benefit of Tenant, and (b) any Landlord Work or Alterations that, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (collectively referred to as “Required Removables”). Required Removables shall include, without limitation, internal stairways, raised floors, personal restrooms and showers, vaults, rolling file systems and structural alterations and modifications. The designated Required Removables shall be removed by Tenant before the Termination Date. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to perform its obligations in a timely manner, Landlord may perform such work at Tenant’s expense. Landlord shall, at the time Tenant requests approval for a proposed Alteration, advise Tenant whether the Alteration or any portion of the Alteration is a Required Removable. Landlord acknowledges that no portion of the Landlord’s Work provided in the Work Letter shall be a Required Removable

9. Repairs and Alterations.

9.01 Tenant shall periodically inspect the Premises to identify any conditions that are dangerous or in need of maintenance or repair. Tenant shall promptly provide Landlord with notice of any such conditions. Tenant shall, at its sole cost and expense, perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant’s repair and maintenance obligations include, without limitation, repairs to: (a) floor covering; (b) internal partitions; (c) doors; (d) the interior side of demising walls; (e) electronic, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant (collectively, “Cable”); (f) supplemental air conditioning units, supplemental power supplies, kitchens, including hot water heaters, plumbing, and similar facilities exclusively serving Tenant; and (g) Alterations. To the extent Landlord is not reimbursed by insurance proceeds, Tenant shall reimburse Landlord, as additional rent, for the cost of repairing damage to the Building caused by the acts of Tenant, Tenant Related Parties and their respective contractors and vendors. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required in an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs, together with an administrative charge in an amount equal to 7% of the cost of the repairs.

9.02 Landlord shall keep and maintain in good repair and working order and perform maintenance upon the: (a) structural elements of the Building; (b) mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general; Common Areas; (d)roof of the Building; (e) exterior windows of the Building; and (f) elevators serving the Building. Landlord shall promptly make repairs for which Landlord is responsible.

9.03 Tenant shall not make alterations, repairs, additions or improvements or install any Cable (collectively referred to as “Alterations”) without first obtaining the written consent of Landlord in each instance (Landlord acknowledges that Tenant will be installing Cable in the Premises, subject to Landlord’s approval pursuant to the terms hereof). However, Landlord’s consent shall not be required for any Alteration that satisfies all of the following criteria (a “Cosmetic Alteration”): (a) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (b) is not visible from the exterior of the Premises or Building; (c) will not affect the Base Building; and (d) does not require work to be performed inside the walls, below the floor, or above the ceiling of the Premises and (e) the cost of such work does not exceed $50,000. Cosmetic Alterations shall be subject to all the other provisions of this Section 9.03. Prior to starting work, Tenant shall furnish Landlord with plans and specifications; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Base Building); required permits and approvals; evidence of contractor’s and subcontractor’s insurance in amounts reasonably requited by Landlord and naming Landlord as an additional insured; and any security for performance in amounts reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality reasonably approved by Landlord. Tenant shall reimburse Landlord, as additional rent, for any reasonable sums paid by Landlord for third party examination of Tenant’s plans for non-Cosmetic Alterations. In addition, Tenant shall pay Landlord, as additional rent, a fee for Landlord’s oversight and coordination of any Alterations other than Cosmetic Alterations equal to 5% of the cost of the Alterations. Upon completion, Tenant shall furnish “as-built” plans for all Alterations other than Cosmetic Alterations, completion affidavits and full and final waivers of lien. Landlord’s approval of an Alteration shall not be deemed a representation by Landlord that the Alteration complies with Law.

10. Entry by Landlord.

Landlord may enter the Premises to inspect, show or clean the Premises or to perform or facilitate the performance of repairs, alterations or additions to the Premises or any portion of the Building. Except in emergencies or to provide Building services, Landlord shall provide Tenant with reasonable prior verbal notice of entry and shall use reasonable efforts to minimize any interference with Tenant’s use of the Premises. If reasonably necessary, Landlord may temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after Building Service Hours. Entry by Landlord shall not constitute a constructive eviction or entitle Tenant to an abatement or reduction of Rent.

11. Assignment and Subletting.

11.01 Except in connection with a Permitted Transfer (defined in Section 11.04), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a “Transfer”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed if Landlord does not exercise its recapture rights under Section 11.02. Except in connection with a Permitted Transfer, if the entity which controls the voting shares/rights of Tenant changes at any time, such change of ownership or control shall constitute a Transfer unless Tenant is an entity whose outstanding stock is listed on a recognized securities exchange or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed. Any attempted Transfer in violation of this Section is voidable by Landlord. In no event shall any Transfer, including a Permitted Transfer, release or relieve Tenant from any obligation under this Lease.

11.02 Tenant shall provide Landlord with financial statements for the proposed transferee, a fully executed copy of the proposed assignment, sublease or other Transfer documentation and such other information as Landlord may reasonably request. Within 15 Business Days after receipt of the required information and documentation, Landlord shall either: (a) consent to the Transfer by execution of a consent agreement in a form reasonably designated by Landlord; (b) reasonably refuse to consent to the Transfer in writing; or (c) with respect to sublets of more than fifty percent (50%) of the rentable square footage of the Premises, recapture the portion of the Premises that Tenant is proposing to Transfer. If Landlord exercises its right to recapture, this Lease shall automatically be amended (or terminated if the entire Premises is being assigned or sublet) to delete the applicable portion of the Premises effective on the proposed effective date of the Transfer. Tenant shall pay Landlord a review fee of $1,500.00 for Landlord’s review of any Permitted Transfer or requested Transfer.

11.03 Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord for Landlord’s share of the excess within 30 days after Tenant’s receipt of the excess. Tenant may deduct from the excess, on a straight-line basis, all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer. If Tenant is in Default, Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of Tenant’s share of payments received by Landlord,

11.04 Tenant may assign this Lease to a successor to Tenant by purchase, merger, consolidation or reorganization (an “Ownership Change”) or assign this Lease or sublet all or a portion of the Premises to an Affiliate without the consent of Landlord, provided that all of the following conditions are satisfied (a “Permitted Transfer”): (a) Tenant is not in Default; (b) in the event of an Ownership Change, Tenant’s successor shall own substantially all of the assets of Tenant and have a net worth which is at least equal to Tenant’s net worth as of the day prior to the proposed Ownership Change; (c) the Permitted Use does not allow the Premises to be used for retail purposes; and (d) Tenant shall give Landlord written notice at least fifteen (15) Business Days prior to the effective date of the Permitted Transfer. Tenant’s notice to Landlord shall include information and documentation evidencing the Permitted Transfer and showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement. “Affiliate” shall mean an entity controlled by, controlling or under common control with Tenant (for such period of time as such entity continues to be controlled by, controlling or under common control with Tenant, it being agreed that the subsequent sale or transfer of stock resulting in a change in voting control, or any other transaction(s) having the overall effect that such entity ceases to be controlled by, controlling or under common control with Tenant, shall be treated as if such sale or transfer or transaction(s) were, for all purposes, an assignment of this Lease governed by the provisions of this Article 11).

12. Liens.

Tenant shall not permit mechanics’ or other liens to be placed upon the Property, Premises or Tenant’s leasehold interest in connection with any work or service done or purportedly done by or for the benefit of Tenant or its transferees. Tenant shall give Landlord notice at least fifteen (15) days prior to the commencement of any work in the Premises to afford Landlord the opportunity, where applicable, to post and record notices of non-responsibility. Tenant, within ten (10) days of notice from Landlord, shall fully discharge any lien by settlement, by bonding or by insuring over the lien in the manner prescribed by the applicable lien Law. If Tenant fails to do so, Landlord may bond, insure over or otherwise discharge the lien. Tenant shall reimburse Landlord, as additional rent, for any amount paid by Landlord, including, without limitation, reasonable attorneys’ fees. Landlord shall have the right to require Tenant to post a performance or payment bond in connection with any work or service done or purportedly done by or for the benefit of Tenant. Tenant acknowledges and agrees that all such work or service is being performed for the sole benefit of Tenant and not for the benefit of Landlord.

13. Indemnity and Waiver of Claims.

Tenant hereby waives all claims against and releases Landlord and its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagees (defined in Section 23) and agents (the “Landlord Related Parties”) form all claims for any injury to or death of persons, damage to property or business loss in any manner related to (a) Force Majeure, (b) acts of third parties, (c) the bursting or leaking of any tank, water closet, drain or other pipe, (d) the inadequacy or failure of any security services, personnel or equipment, or (e) any matter not within the reasonable control of Landlord. In addition to the foregoing Tenant agrees that Landlord shall have no responsibility or liability whatsoever for any loss or damage, however caused, to furnishings, fixtures, equipment, or other personal property of Tenant or of any persons claiming by, through, or under Tenant, unless, subject to Section 15 below, such loss is caused by the negligence or intentional misconduct of Landlord, its employees, agents and contractors. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties, Tenant shall indemnify, defend and hold Landlord and Landlord Related Parties harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law) (collectively referred to as “Losses”), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties by any third party and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties or any of Tenant’s transferees, contractors or licensees.

14. Insurance.

Tenant shall maintain the following insurance (“Tenant’s Insurance”): (a) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $3,000,000.00; (b) Property/Business Interruption Insurance written on an All Risk or Special Perils form, with coverage for broad form water damage including earthquake sprinkler leakage, at replacement cost value and with a replacement cost endorsement covering all of Tenant’s business and trade fixtures, equipment, movable partitions, furniture, merchandise and other personal property within the Premises (“Tenant’s Property”) and any Leasehold Improvements performed by or for the benefit of Tenant; (c) Workers’ Compensation Insurance in amounts required by Law; and (d) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Any company writing Tenant’s Insurance shall have an A.M. Best rating of not less than A-VIII. All Commercial General Liability Insurance policies shall name as additional insureds Landlord (or its successors and assignees), the holder(s) of any mortgage(s) encumbering the Premises, the managing agent for the Building (or any successor), and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord and its successors as the interest of such designees shall appear. All policies of Tenant’s Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days’ advance written notice of any cancellation, termination, material change or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises, and thereafter as necessary to assure that Landlord always has current certificates evidencing Tenant’s Insurance. So long as the same is available at commercially reasonable rates, Landlord shall maintain so called All Risk property insurance on the Building at replacement cost value as reasonably estimated by Landlord.

15. Subrogation.

Landlord and Tenant hereby waive and shall cause their respective insurance carriers to waive any and all rights of recovery, claims, actions or causes of action against the other for any loss or damage with respect to Tenant’s Property, Leasehold Improvements, the Building, the Premises, or any contents thereof, including rights, claims, actions and causes of action based on negligence, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

16. Casualty Damage.

16.01 If all or any portion of the Premises becomes untenantable by fire or other casualty to the Premises (collectively a “Casualty”), Landlord, with reasonable promptness, shall cause a general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required using standard working methods to Substantially Complete the repair and restoration of the Premises and any Common Areas necessary to provide access to the Premises (“Completion Estimate”). If the Completion Estimate indicates that the Premises or any Common Areas necessary to provide access to the Premises cannot be made tenantable within 210 days from the date the repair is started, then either party shall have the right to terminate this Lease upon written notice to the other within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the Casualty was caused by the negligence or intentional misconduct of Tenant or any Tenant Related Parties. In addition, Landlord, by notice to Tenant within ninety (90) days after the date of the Casualty, shall have the right to terminate this Lease if: (1) the Premises have been materially damaged and there is less than one (1) year of the Term remaining on the date of the Casualty; (2) any Mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (3) a material uninsured loss to the Building occurs.

16.02 If this Lease is not terminated, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, restore the Premises and Common Areas. Such restoration shall be to substantially the same condition that existed prior to the Casualty, except for modifications required by Law or any other modifications to the Common Areas deemed desirable by Landlord. Upon notice from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all property insurance proceeds payable to Tenant under Tenant’s Insurance with respect to any Leasehold Improvements performed by or for the benefit of Tenant; provided if the estimated cost to repair such Leasehold Improvements exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, the excess cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s commencement of repairs. Within fifteen (15) days of demand, Tenant shall also pay Landlord for any additional excess costs that are determined during the performance of the repairs with respect to such Leasehold Improvements. Landlord shall not be liable for any inconvenience to Tenant, or injury to Tenant’s business resulting in any way from the Casualty or the repair thereof. Provided that Tenant is not in Default, during any period of time that all or a material portion of the Premises is rendered untenantable as a result of a Casually, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant.

17. Condemnation.

Either party may terminate this Lease if any material part of the Premises is taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would have a material adverse effect on Landlord’s ability to profitably operate the remainder of the Building. The terminating party shall provide written notice of termination to the other party within forty-five (45) days after it first receives notice of the Taking. The termination shall be effective on the date the physical taking occurs. If this Lease is not terminated, Base Rent and Tenant’s Pro Rata Share shall be appropriately adjusted to account for any reduction in the square footage of the Building or Premises. All compensation awarded for a Taking shall be the property of Landlord. The right to receive compensation or proceeds are expressly waived by Tenant, however, Tenant may file a separate claim for Tenant’s Property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the amount of Landlord’s award. If only a part of the Premises is subject to a Taking and this Lease is not terminated, Landlord, with reasonable diligence, will restore the remaining portion of the Premises as nearly as practicable to the condition immediately prior to the Taking.

18. Events of Default.

Each of the following occurrences shall be a “Default”: (a) Tenant’s failure to pay any portion of Rent when due, if the failure continues for five (5) days after written notice to Tenant (“Monetary Default”); (b) Tenant’s failure (other than a Monetary Default) to comply with any term, provision, condition or covenant of this Lease, if the failure is not cured within thirty (30) days after written notice to Tenant provided, however, if Tenant’s failure to comply cannot reasonably be cured within thirty (30) days, Tenant shall be allowed additional time (not to exceed 60 days) as is reasonably necessary to cure the failure so long as Tenant begins the cure within ten (10) days after such notice to Tenant and diligently pursues the cure to completion; (c) Tenant or any guarantor of this Lease becomes insolvent, makes a transfer in fraud of creditors, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts when due or forfeits or loses its right to conduct business; (d) the leasehold estate is taken by process or operation of Law; or (e) Tenant is in default beyond any notice and cure period under any other lease or agreement with Landlord at the Building or Property. If Landlord provides Tenant with notice of Tenant’s failure to comply with any specific provision of this Lease on three (3) separate occasions during any 12-month period, Tenant’s subsequent violation of such provision shall, at Landlord’s option, be an incurable Default by Tenant. All notices sent under this Section shall be in satisfaction of, and not in addition to, notice required by Law.

19. Remedies.

19.01 Upon Default, Landlord shall have the right to pursue any one or more of the following remedies:

(a) Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord, in compliance with Law, may enter upon and take possession of the Premises and remove Tenant, Tenant’s Property and any party occupying the Premises. Tenant shall pay Landlord, on demand, all past due Rent and other losses and damages Landlord suffers as a result of Tenant’s Default, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Costs of Reletting” shall include all reasonable costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, legal fees, brokerage commissions, the cost of alterations and the value of other concessions or allowances granted to a new tenant.

(b) Terminate Tenant’s right to possession of the Premises and, in compliance with Law, remove Tenant, Tenant’s Property and any parties occupying the Premises. Landlord may (but, except as expressly provided below, shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for such period of time and on such terms and conditions (which may include concessions, free rent and work allowances) as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or to collect rent due for such reletting.

19.02 In lieu of calculating damages under Section 19.01, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value, minus the then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting. If Tenant is in Default of any of its non-monetary obligations under the Lease, Landlord shall have the right to perform such obligations. Tenant shall reimburse Landlord, as additional rent, for the cost of such performance upon demand together with an administrative charge equal to 10% of the cost of the work performed by Landlord. The repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under this Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. Except as specifically set forth in Section 22 of this Lease, Tenant shall not otherwise be liable for any consequential or indirect damages incurred by Landlord.

20. Limitation of Liability.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) SHALL BE LIMITED TO THE LESSER OF (A) THE INTEREST OF LANDLORD IN THE PROPERTY, OR (B) THE EQUITY INTEREST LANDLORD WOULD HAVE IN THE PROPERTY IF THE PROPERTY WERE ENCUMBERED BY THIRD PARTY DEBT IN AN AMOUNT EQUAL TO 75% OF THE VALUE OF THE PROPERTY. TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROPERTY FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD OR ANY LANDLORD RELATED PARTY. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY, AND IN NO EVENT SHALL LANDLORD OR ANY LANDLORD RELATED PARTY BE LIABLE TO TENANT FOR ANY LOST PROFIT, DAMAGE TO OR LOSS OF BUSINESS OR ANY FORM OF SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGE. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN SECTION 23 BELOW), NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT. WITHOUT LIMITING THE FOREGOING, IN NO EVENT SHALL LANDLORD OR ANY MORTGAGEES OR LANDLORD RELATED PARTIES EVER BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES OR ANY LOST PROFITS OF TENANT.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE, AND TENANTS OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

21. Intentionally Omitted.

22. Holding Over.

If Tenant fails to surrender all or any part of the Premises at the termination of this Lease, occupancy of the Premises after termination shall be that of a tenancy at sufferance. Tenant’s occupancy shall be subject to all the terms and provisions of this Lease, and Tenant shall pay an amount (on a per diem basis) equal to 150% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover for the first thirty (30) days of the holdover and 200% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover for each additional day after the first thirty (30) days that the Tenant remains in holdover status. No holdover by Tenant or payment by Tenant after the termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. If

Landlord is unable to deliver possession of the Premises to a new tenant or to perform improvements for a new tenant as a result of Tenant’s holdover and Tenant fails to vacate within sixty (60) days after notice from Landlord, Tenant shall be liable for all damages that Landlord suffers from the holdover.

23. Subordination to Mortgages; Estoppel Certificate.

Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now upon the Premises, the Building or the Property, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a “Mortgage”) and to any future Mortgage provided that in the case of a future Mortgage the subordination shall be subject to the proposed lender providing the Tenant such lender’s standard form Subordination, Non-Disturbance and Attornment Agreement (“SNDA”). The party having the benefit of a Mortgage shall be referred to as a “Mortgagee”. As an alternative, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. Upon request, Tenant, without charge, shall attorn to any successor to Landlord’s interest in this Lease. Landlord and Tenant shall each, within ten (10) days after receipt of a written request from the other, execute and deliver a commercially reasonable estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). Without limitation, such estoppel certificate may include a certification as to the status of this Lease, the existence of any defaults and the amount of Rent that is due and payable.

Upon full execution of this Lease by the Landlord and the Tenant, the Landlord agrees to request an SNDA in such lender’s customary form, from the existing lender holding a mortgage on the Property.

24. Notice.

All demands, approvals, consents or notices (collectively referred to as a “notice”) shall be in writing and delivered by hand or Sent by registered or certified mail with return receipt requested or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Section 1. Each notice shall be deemed to have been received on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or any other Notice Address of Tenant without providing a new Notice Address, 3 days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address (other than to a post office box address) by giving the other party written notice of the new address.

25. Surrender of Premises.

At the termination of this Lease or Tenant’s right of possession, Tenant shall (a) remove Tenant’s Property from the Premises, (b) remove all alterations and improvements to the Premises or Building made by or on behalf of Tenant which were not consented to by Landlord and which are requested by Landlord to be removed, (c) remove all alterations and improvements to the Premises or Building made by or on behalf of Tenant as requested by Landlord at the time that any plans for such work are approved by same, (d) repair all damage resulting from the initial installation or subsequent removal of the items specified in the three preceding clauses, (d) remove the supplemental HVAC units on the roof and close all floor, ceiling, and roof openings made by or on behalf of Tenant, and (e) quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear and damage by fire or other casualty which Landlord is obligated to repair hereunder excepted. If Tenant fails to remove any of Tenant’s Property within two (2) days after termination of this Lease or Tenant’s right to possession, Landlord, at Tenant’s sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant’s Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant’s Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred. If Tenant fails to remove Tenant’s Property from the Premises or storage, within thirty (30) days after notice, Landlord may deem all or any part of Tenant’s Property to be abandoned and title to Tenant’s Property shall vest in Landlord.

26. Miscellaneous.

26.01 This Lease shall be interpreted and enforced in accordance with the Laws of the state or commonwealth in which the Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state or commonwealth. If any term or provision of this Lease shall to any extent be void or unenforceable, the remainder of this Lease shall not be affected. If there is more than one Tenant or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities, and requests or demands from any one person or entity comprising Tenant shall be deemed to have been made by all such persons or entities. Notices to any one person or entity shall be deemed to have been given to all persons and entities. Tenant represents and warrants to Landlord that each individual executing this Lease on behalf of Tenant is authorized to do so on behalf of Tenant and that Tenant is not, and the entities or individuals constituting Tenant or which may own or control Tenant or which may be owned or controlled by Tenant are not, among the individuals or entities identified on any list compiled pursuant to Executive Order 13224 for the purpose of identifying suspected terrorists.

26.02 If either party institutes a suit against the other for violation of or to enforce any covenant, term or condition of this Lease, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys’ fees. Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease. Either party’s failure to declare a default immediately upon its occurrence, or delay in taking action for a default, shall not constitute a waiver of the default, nor shall it constitute an estoppel.

26.03 Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant (other than the payment of the Security Deposit or Rent), the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, terrorist acts, civil disturbances and other causes beyond the reasonable control of the performing party (“Force Majeure”).

26.04 Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and Property. Upon transfer Landlord shall be released from any further obligations hereunder arising from and after the date of said transfer and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, provided that, any successor pursuant to a voluntary, third party transfer (but not as part of an involuntary transfer resulting from a foreclosure or deed in lieu thereof) shall have assumed Landlord’s obligations under this Lease.

26.05 Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only and the delivery of it does not constitute an offer to Tenant or an option. Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord shall indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

26.06 Time is of the essence with respect to Tenant’s exercise of any expansion or extension rights granted to Tenant. The expiration of the Term, whether by lapse of time, termination or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or termination of this Lease.

26.07 Neither Landlord, nor any party claiming by, through or under Landlord, shall disturb Tenant’s use of the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building.

26.08 This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself any and all rights not specifically granted to Tenant under this Lease. This Lease constitutes the entire agreement between the parties and supersedes all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents. Neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by an authorized representative of Landlord and Tenant,

26.09 Tenant shall not record this Lease or any memorandum or notice without Landlord’s prior written consent; provided, however, Landlord agrees to consent to the recordation or registration of a memorandum or notice of this Lease, at Tenant’s cost and expense (and in a form reasonably satisfactory to Landlord), if the initial term of this Lease or the initial term plus extension terms granted exceed, in the aggregate, seven (7) years. If this Lease is terminated before the Term expires, upon Landlord’s request the parties shall execute, deliver and record an instrument acknowledging the above and the date of the termination of this Lease, and Tenant appoints Landlord its attorney-in-fact in its name and behalf to execute the instrument if Tenant shall fail to execute and deliver the instrument after Landlord’s request therefor within ten (10) days.

26.10 Within fifteen (15) days after Landlord’s request, Tenant will furnish Tenant’s most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant’s internally prepared financial statements. Notwithstanding the foregoing, Tenant shall have no obligation to provide to Landlord financial statements as provided in the preceding sentence more often than once per year during the Term. Tenant will discuss its financial statements with Landlord and will give Landlord access to Tenant’s books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant’s financial statements that Tenant designates to Landlord as confidential except (1) to Landlord’s lenders or prospective purchasers of the Building, (2) in litigation between Landlord and Tenant, and (3) if required by court order.

26.11 Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord, as additional rent, for Landlord’s reasonable costs incurred in reviewing the proposed action or consent, including, without limitation, reasonable attorneys’, engineers’ or architects’ fees, within thirty (30) days after Landlord’s delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

26.12 Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant’s telecommunications within the Building and from the Building to any other location without Landlord’s prior written consent. Landlord shall not unreasonably withhold its consent to the installation and operation of such telecommunications systems, telecommunication services and/or transmission systems if located entirely within the Premises; otherwise, Landlord may withhold or delay its consent in its sole discretion.

26.13 Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord’s benefit, and may not be disclosed by Tenant to anyone (except for Tenant’s attorneys, accountants or agents), by any manner or means, directly or indirectly, without Landlord’s prior written consent. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

26.14 The term “Hazardous Materials” means any substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant’s business, and then in compliance with all Laws. If Tenant breaches its obligations under this Section 26.15, Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant’s use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including attorneys’ fees and cost of clean up and remediation) arising from Tenant’s failure to comply with the provisions of this Section 26.14. This indemnity provision shall survive termination or expiration of the Lease.

27. OFAC Compliance.

(a) Tenant represents and warrants that (a) Tenant and each person or entity owning an interest in Tenant is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the “List”), and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, (b) none of the funds or other assets of Tenant constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter defined), (c) no Embargoed Person has any interest of any nature whatsoever in Tenant (whether directly or indirectly), (d) none of the funds of Tenant have been derived from any unlawful activity with the result that the investment in Tenant is prohibited by law or that the Lease is in violation of law, and (e) Tenant has implemented procedures, and will consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times. The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Tenant is prohibited by law or Tenant is in violation of law.

(b) Tenant covenants and agrees (a) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargoes and economic sanctions, now or hereafter in effect, (b) to immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this paragraph or the preceding paragraph are no longer true or have been breached or if Tenant has a reasonable basis to believe that they may no longer be true or have been breached, (c) not to use funds from any “Prohibited Person” (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Landlord under the Lease and (d) at the request of Landlord, to provide such information as may be requested by Landlord to determine Tenant’s compliance with the terms hereof.

(c) Tenant hereby acknowledges and agrees that Tenant’s inclusion on the List at any time during the Lease Term shall be a material default of the Lease. Notwithstanding anything herein to the contrary, Tenant shall not permit the Premises or any portion thereof to be used or occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such person or entity shall be a material default of the Lease.

Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS/ATTEST:	LANDLORD:

/s/ Leona Maddocks Name (print): Leona Maddocks /s/ William O’Keafe Name (print): William O’Keafe	NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company By: /s/ Raymond P. Trevisan Name: Raymond P. Trevisan Title: Vice President and Secretary

WITNESS/ATTEST:	TENANT:

/s/ James Hall Name (print): James Hall /s/ David Ting Name (print): David Ting	IMPRIVATA, INC., a Delaware corporation By: /s/ Jeff Kalowski Name: Jeff Kalowski Title: CFO 04-3560178 Tenant’s Tax ID Number (SSN or FEIN)

EXHIBIT A

OUTLINE AND LOCATION OF PREMISES

Exhibit A-1

EXHIBIT B

EXPENSES AND TAXES

This Exhibit is attached to and made a part of the Lease by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”) and IMPRIVATA, INC., a Delaware corporation (“Tenant”) for space in the Building located at 10 Maguire Road, Lexington, Massachusetts 02421,

1. Payments.

1.01 Tenant shall pay Tenant’s Pro Rata Share of the amount, if any, by which Expenses (defined below) for each calendar year during the Term exceed Expenses for the Base Year (the “Expense Excess”) and also the amount, if any, by which Taxes (defined below) for each Fiscal Year during the Term exceed Taxes for the Base Year (the “Tax Excess”). If Expenses or Taxes in any calendar year or Fiscal Year decrease below the amount of Expenses or Taxes for the Base Year, Tenant’s Pro Rata Share of Expenses or Taxes, as the case may be, for that calendar year or Fiscal Year shall be $0. Landlord shall provide Tenant with a good faith estimate of the Expense Excess and of the Tax Excess for each calendar year or Fiscal Year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant’s Pro Rata Share of Landlord’s estimate of both the Expense Excess and Tax Excess. After its receipt of the revised estimate, Tenant’s monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expense Excess or the Tax Excess by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate.

1.02 As soon as is practical following the end of each calendar year or Fiscal Year, as the case may be, Landlord shall furnish Tenant with a statement of the actual Expenses and Expense Excess and the actual Taxes and Tax Excess for the prior calendar year or Fiscal Year, as the case may be. If the estimated Expense Excess or estimated Tax Excess for the prior calendar year or Fiscal Year, as the case may be, is more than the actual Expense Excess or actual Tax Excess for the prior calendar year or Fiscal Year, as the case may be, Landlord shall either provide Tenant with a refund within thirty (30) days after delivery of said statement or apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due. If the estimated Expense Excess or estimated Tax Excess for the prior calendar year or Fiscal Year, as the case may be, is less than the actual Expense Excess or actual Tax Excess, for such prior calendar year or Fiscal year, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses or Taxes, any underpayment for the prior calendar year.

2. Expenses.

2.01 “Expenses” means all costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property. Expenses include, without limitation: (a) all labor and labor related costs; (b) reasonable

Exhibit B-1

management fees; (c) the cost of equipping, staffing and operating an on-site and/or off-site management office for the Building, provided if the management office services one or more other buildings or properties, the shared costs and expenses of equipping, staffing and operating such management office(s) shall be equitably prorated and apportioned between the Building and the other buildings or properties; (d) accounting costs; (e) the cost of services; (f) rental and purchase cost of parts, supplies, tools and equipment; (g) insurance premiums and deductibles; (h) electricity, gas and other utility costs; and (i) the amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made subsequent to the Base Year which are: (1) performed primarily to reduce current or future operating expense costs, upgrade Building security or otherwise improve the operating efficiency of the Property; or (2) required to comply with any Laws that are enacted, or first interpreted to apply to the Property, after the date of this Lease. The cost of capital improvements shall be amortized by Landlord over the lesser of the Payback Period (defined below) or the useful life of the capital improvement as reasonably determined by Landlord. “Payback Period” means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement. Landlord, by itself or through an affiliate, shall have the right to directly perform, provide and be compensated for any services under this Lease, provided such compensation does not exceed an amount that would have been paid to an unrelated entity. If Landlord incurs Expenses for the Building or Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Building and Property and the other buildings or properties.

2.02 Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, rental abatements and construction allowances granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases; attorneys’ fees, costs, disbursements, advertising and marketing and other expenses incurred in connection with the disputes with existing tenants or negotiation of leases with prospective tenants of the Building; rent for space which is not actually used by Landlord in connection with the management and operation of the Building; costs for special services provided to a particular tenant and not all tenants in the Building; all costs or expenses (including fines, penalties and legal fees) incurred due to the violation by Landlord, its employees, agents or contractors of the terms and conditions of the Lease; all costs or expenses (including fines, penalties and legal fees) incurred due to non-compliance of the Building with any valid, applicable building code, governmental rule, regulation or law in effect as of the date of this Lease to the extent Landlord has not commenced to comply with the same as of the date of this Lease; or costs incurred in detoxification or other cleanup of the Building required as the result of hazardous substances on or about the Building existing as of the date of this Lease.

Exhibit B-2

2.03 If at any time during a calendar year the Building is not at least 95% occupied or Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building, Expenses shall, at Landlord’s option, be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building. If Expenses for a calendar year are determined as provided in the prior sentence, Expenses for the Base Year shall also be determined in such manner. Notwithstanding the foregoing, Landlord may calculate the extrapolation of Expenses under this Section based on 100% occupancy and service so long as such percentage is used consistently for each year of the Term. The extrapolation of Expenses under this Section shall be performed in accordance with the methodology specified by the Building Owners and Managers Association.

3. “Taxes” shall mean: (a) all real property taxes and other assessments on the Building and/or Property, including, but not limited to, gross receipts taxes, assessments for special improvement districts and building improvement districts, governmental charges, fees and assessments for police, fire, traffic mitigation or other governmental service of purported benefit to the Property, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Property’s share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Property; (b) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (c) all reasonable costs and fees incurred in connection with seeking reductions in any tax liabilities described in (a) and (b), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any income, capital levy, transfer, capital stock, gift, estate or inheritance tax. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant’s Pro Rata Share of any Tax Excess, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment. Likewise, if a change is obtained for Taxes for the Base Year, Taxes for the Base Year shall be restated and the Tax Excess for all subsequent years shall be recomputed. Tenant shall pay Landlord the amount of Tenant’s Pro Rata Share of any such increase in the Tax Excess within 30 days after Tenant’s receipt of a statement from Landlord.

4. Audit Rights. Tenant, within sixty (60) days after receiving Landlord’s statement of Expenses, may give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for the calendar year to which the statement applies. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the management office for the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord’s records, the agent must be with a CPA firm licensed to do business in the state or commonwealth where the Property is located. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit, unless such audit reveals an overcharge of more than five percent (5%), in which case Landlord shall pay for the reasonable costs of the audit. Within ninety (90) days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an “Objection Notice”) stating in reasonable detail any objection to Landlord’s statement of Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 90 day period or fails to

Exhibit B-3

provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord’s statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due.

Exhibit B-4

EXHIBIT C

WORK LETTER

This Exhibit is attached to and made a part of the Lease by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”) and IMPRIVATA, INC., a Delaware corporation (“Tenant”) for space in the Building located at 10 Maguire Road, Lexington, Massachusetts 02421.

1. CONDITION OF PREMISES.

As set forth in Section 3.1 hereof, Landlord shall deliver the Premises to Tenant with the Landlord Work Substantially Complete and in the condition required in Section 3 of the Lease. Provided that the Premises are delivered in said condition, Tenant shall accept the Premises in their then as-is condition (subject to the provisions of this Lease) without any obligation on the Landlord’s part to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto. All Landlord Work shall be performed in a good and workmanlike manner using materials of the standard type, brand, and quality used generally by Landlord for leasehold construction throughout the Building. The portion of Landlord Work to be performed at Landlord’s sole cost and expense shall be referred to herein as “Landlord-Cost Initial Work” and the portion of Landlord Work to be performed at Tenant’s sole cost and expense shall be referred to herein as “Tenant-Cost Initial Work”. Landlord-Cost Initial Work and Tenant-Cost Initial Work are more particularly set forth on Schedule I attached to this Exhibit C and incorporated herein.

2. PREPARATION OF PLANS.

Landlord and Tenant have agreed upon a conceptual space plan (the “Space Plan”, as more particularly shown in Exhibit A above) for the work to be performed by Landlord to prepare the Premises for Tenant’s occupancy (“Landlord Work”). Commencing on the date hereof and in consultation with the Tenant, construction plans and specifications for the Landlord Work consistent with the Space Plan (the “Draft Plans”) shall be prepared by Landlord’s architect, Cubellis. Landlord shall be responsible for the cost of plans for Landlord-Cost Initial Work and Tenant shall be responsible for the cost of plans for Tenant-Cost Initial Work. On or before five (5) days after receipt thereof, Tenant shall approve of Draft Plans in writing or provide Landlord with a written detailed reason for Tenant’s disapproval, including how the Draft Plans do not conform to the Space Plan. The Draft Plans, as approved by Tenant in writing, shall be referred to herein as the “Plans”. In the event that the Tenant does not approve the Draft Plans, the Landlord shall cause the Architect within five (5) business days after receipt of Tenant’s written detail to provide revised Draft Plans. The Plans must be approved and the Landlord must be given the authorization by the Tenant to proceed with the Landlord Work no later than May 4, 2007.

Any approval or preparation by Landlord, or Landlord’s architects and/or engineers of any of Tenant’s drawings, plans and specifications which are prepared in connection with any construction in or about the Premises (including without limitation any change orders thereto) shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications or the construction to which they relate, for any use, purpose, or condition.

Exhibit C-1

3. PERFORMANCE OF WORK; CHANGE ORDERS; TENANT’S COSTS.

The Landlord Work shall be performed by a contractor selected by the Landlord (the “General Contractor”). The Landlord presently intends to engage the services of The Walsh Company to perform the Landlord Work. Landlord shall enter into a contract with the General Contractor for performance of the Landlord Work according the Plans, which contract shall (i) contain a contract price of the cost of the Landlord Work (the “Contract Price”), (ii) itemize the Landlord-Cost Initial Work and Tenant-Cost Initial Work including a cost breakdown of all materials and labor, and (iii) otherwise be in a form reasonably acceptable to Landlord (the “Construction Contract”). Landlord shall provide on-site construction management services at Tenant’s cost not to exceed five percent (5%) of the Tenant-Cost Initial Work portion of the Contract Price (the “Construction Management Fee”).

Tenant may make additional changes to the Plans, subject to Landlord’s written approval, which shall not be unreasonably withheld, conditioned or delayed (except for matters relating to aesthetic issues relating to alterations or changes visible outside the Premises which Landlord may withhold in its sole discretion). Landlord shall notify Tenant in writing, within five (5) business days of Tenant’s change order request, of its approval or a detailed reason of its disapproval of such change order and a good faith estimate of the actual cost of, and additional time, if any, required to perform the work contemplated by such change order request. Tenant may, within five (5) business days of its receipt of such estimate, elect to rescind its request for such change order upon written notice to Landlord. All costs associated with any change order shall be the responsibility of Tenant, and shall be paid to Landlord, as additional rent and as a condition of the approval of such change, within five (5) business days of Landlord’s approval therefor.

Tenant shall be solely responsible for the cost of the Tenant-Cost Initial Work as set forth in the Construction Contract, which cost, together with the Construction Management Fee and the cost of plan preparation for Tenant-Cost Initial Work, shall be referred to herein as “Tenant’s Costs”. Landlord has provided the Tenant with an copy of the estimate of the cost of the Tenant-Cost Initial Work based upon the space plan approved by Tenant dated April 2, 2007, for Tenant’s review in connection with the Tenant-Initial Cost Work. Within five (5) business days of notification from Landlord of the amount of Tenant’s Costs, Tenant shall pay such amount, as additional rent, to Landlord. Thereafter, any additional amount of Tenant’s Costs accruing shall be payable, as additional rent, within five (5) business days after Tenant’s receipt of an accounting therefor. Failure by Tenant to pay Tenant’s Cost when due shall be deemed a Tenant Delay, and Landlord shall have no obligation to commence Landlord Work until Tenant’s Costs have been paid in full. In the event Tenant fails to pay Tenant’s Costs within fifteen (15) days of the date due, Landlord shall upon notice to the Tenant proceed with the Landlord-Cost Initial Work and the Tenant shall be responsible for all Tenant-Cost Initial Work (subject to and in compliance with the terms of this Lease), in which event such Tenant-Cost Initial Work shall not be deemed part of the Landlord Work. The sums paid by Tenant as Tenant’s Costs shall be held by the Landlord and paid as required by the terms of the construction contract entered into the Landlord for the Landlord Work.

Exhibit C-2

4. CONSTRUCTION REPRESENTATIVES.

Landlord and Tenant shall furnish to the other a written list of such party’s authorized construction representatives for the Landlord Work. Only such construction representatives are authorized to sign any change order, or disbursement request for any allowance, receipt, or other document on behalf of such party related to the Landlord Work, and without the signature of such authorized construction representative, no such document shall be binding upon the party. Each party may from time to time change or add to the list of authorized construction representatives by giving the other written notice of the addition or change. Landlord’s initial construction representative is Jeff Rines. Tenant’s initial construction representative is Tom Cream.

Exhibit C-3

SCHEDULE I

TO

EXHIBIT C

Landlord-Cost Initial Work

•	demising the Premises as shown on Exhibit A above with materials of the standard type, brand, and quality used generally by Landlord for leasehold construction throughout the Building;

•	constructing the three (3) walls of the room shown on Exhibit A as the “Lab Area” (the “Lab Area”);

•	installation of building standard carpeting inside the Lab Area; Landlord will carpet the remaining existing “tiled” area outside of the Lab Area (once constructed) but one-half of such cost shall be the responsibility of the Tenant;

•	installation of a doorway into the Lab Area;

•	reconfiguration of the existing hung ceiling and lighting in the Lab Area to accommodate the new walls; and

•	redistribution of existing HVAC and electrical service to the Lab Area to accommodate the new walls.

Tenant-Cost Initial Work

•	removal of circular enclosures around structural columns in the Lab Area, provided that this work shall only be undertaken to the extent that the Landlord, in its sole discretion, determines that same can be accomplished without any damage to the structure of the Premises and/or the Property;

•	installation of supplemental electrical wiring of the Lab Area;

•	installation of supplemental HVAC on the roof serving the Lab Area and Server Room. The Tenant acknowledges that this supplemental air conditioning shall be provided by the relocation of two of the existing supplemental HVAC units currently utilized by the Tenant for its premises under the Prior Lease (which will be utilized with the existing supplemental HVAC unit which is currently serving the Premises). Landlord shall not be responsible for the condition of said supplemental HVAC units or the installation of supplemental electrical wiring in the Server Room. If the Tenant elects to utilize its own contractor in connection with the relocation of the existing supplemental HVAC unit, Tenant must provide a copy of the contract with the proposed contractor together with a schedule and scope of work for the relocation for Landlord’s review and approval, which consent Landlord will not unreasonably withhold provided that the Landlord is satisfied that the work can be accomplished by Tenant’s proposed contractor without undue risk to the Building;

Exhibit C-4

•	installation of the uninterruptible power supply (“UPS”); the Tenant acknowledges that this work shall be accomplished by the relocation of the current UPS under the Prior Lease and the Landlord shall not be responsible for the condition of said UPS system;

•	relocation of the reception desk;

•	removal of 2 walls that connect the kitchen to an office;

•	new carpeting outside of the Lab Area;

•	addition of a vestibule on the rear entrance to the Premises;

•	repairing broken conference room screen;

•	installation of overhead projectors in both conference rooms;

•	Tenant shall pay for one-half of the cost of the carpet for the presently existing tiled area which will remain outside of the Lab Area to be constructed.

Exhibit C-5

EXHIBIT D

COMMENCEMENT LETTER

(EXAMPLE)

Date

Tenant
Address

Re: Commencement Letter with respect to that certain Lease dated as of the         day of                     ,             , by and between                                     , a                                     , as Landlord, and                                         , as Tenant, for                     rentable square feet on the             floor of the Building located at                                                      , Massachusetts,             .

Dear                                                  ;

In accordance with the terms and conditions of the above referenced Lease, Tenant accepts possession of the Premises and agrees:

1.	The Commencement Date of the Lease is ;

2.	The Termination Date of the Lease is .

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all 3 counterparts of this Commencement Letter in the space provided and returning 2 fully executed counterparts to my attention.

Sincerely,

Authorized Signatory

Agreed and Accepted:

Tenant:

By:
Name:
Title:
Date:

Exhibit D-1

EXHIBIT E

BUILDING RULES AND REGULATIONS

1.	The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking facilities (if any), the Property and the appurtenances. In the event of a conflict between the following rules and regulations and the remainder of the terms of the Lease, the remainder of the terms of the Lease shall control. Capitalized terms have the same meaning as defined in the Lease.

2.	Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Property.

3.	Plumbing fixtures and appliances shall be used only for the purposes for which designed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or invitees shall be paid for by Tenant and Landlord shall not be responsible for the damage.

4.	No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel without Landlord’s prior approval, which approval shall not be unreasonably withheld.

5.	Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants and no other directory shall be permitted unless previously consented to by Landlord in writing.

6.	Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent, which consent shall not be unreasonably withheld, and Landlord shall have the right at all times to retain and use keys or other access codes or devices to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of the Lease.

7.	All contractors, contractor’s representatives and installation technicians performing work in the Building shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time. Landlord has no obligation to allow any particular telecommunication service provider to have access to the Buildings or to the Premises. If Landlord permits access, Landlord may condition the access upon the payment to Landlord by the service provider of fees assessed by Landlord in Landlord’s sole discretion.

Exhibit E-1

8.	Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours reasonably designated by Landlord. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity, which approval shall not be unreasonably withheld. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage, loss or injury.

9.	Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises, which approval shall not be unreasonably withheld. Damage to the Building by the installation, maintenance, operation, existence or removal of Tenant’s Property shall be repaired at Tenant’s sole expense.

10.	Corridor doors, when not in use, shall be kept closed.

11.	Tenant shall not; (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord’s sole opinion, constitute a nuisance.

12.	No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

13.	No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Property, except for those substances as are typically found in similar premises used for general office purposes and are being used by Tenant in a safe manner and in accordance with all applicable Laws. Tenant shall not, without Landlord’s prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq., M.G.L. c. 21C, M.G.L. c. 21E or any other applicable environmental Law which may now or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant and shall remain solely liable for the costs of abatement and removal.

Exhibit E-2

14.	Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used for lodging, sleeping or for any illegal purpose.

15.	Tenant shall not take any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute or interfere with Landlord’s or any other tenant’s or occupant’s business or with the rights and privileges of any person lawfully in the Building (“Labor Disruption”). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties nor shall the Commencement Date of the Term be extended as a result of the above actions.

16.	Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord’s prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

17.	Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant’s employees and invitees.

18.	Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

19.	Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents, Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s systems and procedures.

20.	Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

21.	Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless a portion of the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

Exhibit E-3

22.	Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

23.	Deliveries to and from the Premises shall be made only at the times in the areas and through the entrances and exits reasonably designated by Landlord, Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

24.	The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

Exhibit E-4

EXHIBIT F

ADDITIONAL PROVISIONS

This Exhibit is attached to and made a part of the Lease by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”) and IMPRIVATA, INC., a Delaware corporation (“Tenant”) for space in the Building located at 10 Maguire Road, Lexington, Massachusetts 02421.

A. Extension Option

Provided the original Tenant (or tenant under a Permitted Transfer) named herein is itself occupying greater than seventy-five percent (75%) of the Premises at the time of giving its notice to exercise its option and at the commencement of the Extension Term (as defined herein), Tenant shall have the right and option to extend the Term for one (1) additional period of five (5) years (“Extension Term”). The right and option to so extend the term shall be personal to the Tenant executing this Lease and such right and option may not be assigned or transferred to any other party or entity. The Extension Term is to commence immediately upon expiration of the initial two (2) year Term (the “Original Term”), provided that Tenant shall give Landlord notice of Tenant’s exercise of such option by no later than nine (9) months and no earlier than twelve (12) months prior to the then scheduled expiration of the Original Term, and provided further that no Default exists at the time of giving such notice or at the commencement of the Extension Term. If a Default exists at the time of giving such notice or at the time of commencement of the Extension Term, Tenant’s exercise of such option shall, at the option of Landlord, be null and void and of no further force and effect. Prior to the exercise by Tenant of any such option, the expression “Term” shall mean the Original Term. Except as expressly otherwise provided in the following paragraph, all the terms, covenants, conditions, provisions and agreements in the Lease contained herein shall be applicable to the Extension Term, except that there shall be no further extension terms. If Tenant shall give notice of its exercise of said option to extend in the manner and within the time period provided aforesaid, the Term shall be extended upon the giving of such notice without the requirement of any further action on the part of either Landlord or Tenant. If Tenant shall fail to give timely notice of the exercise of such option as aforesaid, Tenant shall have no right to extend the Term of this Lease, time being of the essence of the foregoing provisions.

The Annual Base Rent payable during the Extension Term shall be the greater of (a) an amount equal to the Fair Market Rent for the Premises as of the commencement date of the Extension Term or (b) the Annual Base Rent payable in the year immediately preceding the Extension Term. The Fair Market Rent shall be determined in accordance with the provisions set forth below. If for any reason the Annual Base Rent payable during the Extension Term has not been determined as of the commencement date of the Extension Term, Tenant shall pay the Annual Base Rent payable for the year immediately preceding the commencement of the Extension Term until the Annual Base Rent for the Extension Term is determined, at which time, an appropriate adjustment, if any, shall be made. The Fair Market Rent shall mean the anticipated rent for the Premises as of the commencement of the Extension Term tinder market conditions then existing. No later than the one (1) month after Tenant’s Extension Notice, Landlord shall notify Tenant of Landlord’s estimate of the Fair Market Rent. No later than

Exhibit F-1

fifteen (15) days after such notification, Tenant may dispute Landlord’s estimate of Fair Market Rent upon written notice thereof to Landlord which written notice shall contain Tenant’s estimate of the Fair Market Rent. If Tenant disputes Landlord’s estimate of Fair Market Rent within such fifteen (15) day period, then the Fair Market Rent shall be determined by agreement between Landlord and Tenant during the next thirty (30) day period (the “Discussion Period”), but if Landlord and Tenant are unable to agree upon the Fair Market Rent during the Discussion Period, then the Fair Market Rent shall be determined by the determination of a board of three (3) M.A.I, appraisers as hereafter provided, each of whom shall have at least five (5) years experience in the Lexington office rental market and each of whom is hereinafter referred to as “appraiser”, Tenant and Landlord shall each appoint one such appraiser and the two appraisers so appointed shall appoint the third appraiser (the “Neutral Appraiser”) which Neutral Appraiser shall have no then-existing relationship with Landlord or Tenant. The cost and expenses of each appraiser appointed separately by Tenant and Landlord shall be borne by the party who appointed the appraiser. The cost and expenses of the third appraiser shall be shared equally by Tenant and Landlord. Landlord and Tenant shall appoint their respective appraisers no later than fifteen (15) days after the expiration of the Discussion Period and shall designate the appraisers so appointed by notice to the other party. The two appraisers so appointed and designated shall appoint the Neutral Appraiser no later than fifteen (15) days after the end of the Discussion Period and shall designate such appraiser by notice to Landlord and Tenant. The Neutral Appraiser shall then choose either the Landlord’s estimate of Fair Market Rent or the Tenant’s estimate of Fair Market Rent as the Fair Market Rent of the space in question as of the commencement of the Extension Term and shall notify Landlord and Tenant of its determination no later than sixty (60) days after the end of the Discussion Period. The Fair Market Rent of the subject space determined in accordance with the provisions of this Section shall be deemed binding and conclusive on Tenant and Landlord. Notwithstanding the foregoing, if either party shall fail to appoint its appraiser within the period specified above (such party referred to hereinafter as the “failing party”) the other party may serve notice on the failing party requiring the failing patty to appoint its appraiser within ten (10) days of the giving of such notice and if the failing party shall not respond by appointment of its appraiser within said (10) day period, then the appraiser appointed by the other patty shall be the sole appraiser whose choice of either the Landlord’s or the Tenant’s estimate of Fair Market Rent shall be binding and conclusive upon Tenant and Landlord. All times set forth herein are of the essence.

B. Tenant Identification

Landlord shall provide, at Landlord’s cost and in the Building-standard format, Tenant’s name in the Building directories and on a sign at the entrance to the Premises consistent with other Tenant’s in the Building to the extent that such signage is utilized in the Building.

C. Furniture

Upon the expiration of the Prior Lease and in conjunction with Tenant’s occupancy of the Premises, all right, title and ownership in all of Landlord’s furniture located in the Prior Premises (“Landlord’s Furniture”) as further identified on “Exhibit F-l -FURNITURE” attached hereto shall vest with Tenant for the cost of one dollar ($1.00). Landlord shall deliver a bill of sale to Tenant evidencing such transfer. Tenant takes the Landlord’s Furniture in “AS IS” condition, and Landlord does not warrant or make airy representation concerning its condition, adequacy or

Exhibit F-2

sufficiency for Tenant’s present or future purposes. Tenant shall be solely responsible for moving the Landlord’s Furniture from the Prior Premises to the Premises and removing the Landlord’s Furniture from Premises upon the termination or earlier expiration of this Lease.

Exhibit F-3

EXHIBIT F-1

Furniture

Room#	Admin Display Phone	Non Display Phone	Display Phone	Executive Desk	Swivel Chair With Arms	Swivel Chair NO Arms	Stationary Chair With Arms	Working Curtains	Cubicle Work Service	White Board	Metal Shelving	Server Rack	Notes
301		1											
302													
303													
304		1											
305	1		2										
306													
307													
308													
309				1	1		1						
310													
311			1	1		1	1	1					1 x 4 Drawer File Cabinet (Black)
312			1	1	1		1	1					
313			1	1	1		1	1					
314													
315			1	1	1			1					
316			1	1	1			1					
317											4		
318													Work surface and 6 x wall shelves
319											5		Work Service Area
320			1						1				
321			1						1				
322													
323			1						1				
324			1						1				
325			1						1				
326			1						1				
327			1						1				
328			1						1				
329			1						1				
330			1						1				
331			1						1				
332			1						1				
333			1						1				
334		0	0						0	0			
335		0	0						1				
336													
337											10		
338											8		
339			1										corner work su rface, 2 x large white boards
340		0	0						0	0			
341		0	0						1				
342		0	0						1				
343		0	0						1				
344			1						1				
345		1							1				
346			1						1	1			
347			1						1	2			
348			1						1	1			
349		1							1	1			
350		1							1	1			
351			1						1	1			
352			1						1	1			
353			1						1	2			
354										1			
355		1							1				
356								1	1				
357								1	1				
358			1					1	1				
359		0	0										
360		0	0										
361											3		
362				1				1		1			
363		1		1	0			1		4			
364		1		1	1			1		1			
365										2	3		
366		1											
367		0	0							1			
	1	9	29	9	6	1	4	11	31	20	33

Exhibit F-4

EXHIBIT G

FORM OF NOTICE OF LEASE

NOTICE OF LEASE

Notice is hereby given pursuant to Chapter 183, Section 4 of the General Laws, of a lease upon the following terms:

Landlord:	Normandy Lexington Acquisition, LLC, a Delaware limited liability company

Tenant:	Imprivata, Inc., a Delaware corporation

Date of Lease Execution:	April , 2007

Premises:	21,539 rentable square feet on the first floor of “Building 4” of the building located on the land more particularly described on Exhibit A attached hereto and incorporated herein.

Term and Commencement Date:	A period of approximately twenty-four (24) months commencing on the Substantial Completion THIS WILL BE COMPLETED AND SIGNED WHEN SUBSTANTIAL COMPLETION HAS OCCURRED

Extension Options:	Subject to the terms of the Lease, one (1) extension option of five (5) years.

To the extent that there are any inconsistencies between the Lease referred to herein and this Notice of Lease, the Lease shall govern.

[signatures on following page]

Exhibit G-1

Executed as an instrument under seal this         day of                     , 2007.

LANDLORD:

NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company

By:
Name:
Title:

TENANT:

IMPRIVATA. INC., a Delaware corporation

By:
Name:
Title:

COMMONWEALTH OF MASSACHUSETTS

                                     , ss.

On this         day of                     , 20        , before me, the undersigned notary public, personally appeared                             , proved to me through satisfactory evidence of identification, which were                             , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose, as                             for Normandy Lexington Acquisition, LLC, a Delaware limited liability company.

(official signature and seal of notary)
My commission expires

COMMONWEALTH OF MASSACHUSETTS

                                     , ss.

On this         day of                     , 20        , before me, the undersigned notary public, personally appeared                             , proved to me through satisfactory evidence of identification, which were                             , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose, as                             for Imprivata, Inc., a Delaware corporation.

(official signature and seal of notary)
My commission expires

Exhibit G-2

FIRST AMENDMENT

THIS FIRST AMENDMENT (the “Amendment”) is made and entered into effective as of January 14, 2009 (the “Effective Date”) by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”) and IMPRIVATA, INC., a Delaware corporation (“Tenant”). All capitalized terms not defined in this Amendment have the respective meaning as set forth in the Original Lease.

RECITALS

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated as of April 24, 2007 (the “Original Lease”). Pursuant to the Original Lease, Tenant currently leases certain premises located in the building situated at 10 Maguire Road, Lexington, Massachusetts 02421 (the “Building”) consisting of 21,539 rentable square feet of office space on the first floor of the “building 4” portion of the Building (the “Premises”).

B. The term of the Lease is currently set to expire on July 31, 2009.

C. Tenant has requested that Landlord (i) extend the term of the Lease until July 31, 2011 (the “Extended Term”) and (ii) provide Tenant an option to further extend the term of the Lease by three (3) years and that the Lease be appropriately amended, and Landlord is willing to do the same on the following terms and conditions.

NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Term; Rent; Extension Option; Work.

1.01 Effective as of the Effective Date, Section 1.06 of the Original Lease is hereby modified to extend the Term of the Lease to July 31, 2011, which date shall be the expiration date of the Extended Term.

1.02 Commencing on August 1, 2009 and continuing until the expiration of the Extended Term July 31, 2011, Tenant shall pay Landlord, without any setoff or deduction, unless expressly set forth in the Lease, monthly Base Rent in the amount of $49,360.21 ($27.50/rsf) at the same time and manner as required for Base Rent under the Original Lease. Tenant acknowledges and agrees that during the Extended Term the Base Year for Taxes, the Base Year for Expenses and the Pro Rata Share of Taxes and Expenses shall remain as set forth in the Original Lease.

1.03 Effective as of the Effective Date, Tenant shall have one (1) option to extend the term of the Lease as more particularly set forth in Exhibit A attached hereto and incorporated herein (the “Extension Option”). Tenant hereby acknowledges and agrees that (i) Tenant has no other options to extend the Term of the Lease beyond the Expiration Date except as aforesaid and (ii) any other options to extend the term of the Lease, including without limitation Section A of Exhibit F of the Original Lease, are void and of no force or effect.

1.04 Tenant currently occupies the Premises and accepts the same in its “as-is” condition, without any representations or warranties by Landlord express or implied.

2. Miscellaneous.

2.01 Reference is made to Irrevocable Standby Letter of Credit No. SVBSF004627 dated April 25, 2007 issued by Silicon Valley Bank (the “Original Letter of Credit” a copy of which is attached hereto as Exhibit B) held by Landlord pursuant to Section 6 of the Original Lease. On or before February 1, 2009, Tenant shall deliver to Landlord an amendment to the Original Letter of Credit (the “Amended Letter of Credit”), which Amended Letter of Credit shall be in form and substance identical to the Original Letter of Credit except that such Amended Letter of Credit shall provide that the final expiration of the Amended Letter of Credit shall be September 30, 2011. In the event the Extension Option set forth in Section 1.03 above is timely exercised by Tenant, Tenant shall, within sixty (60) days following the date of Tenant’s notice to Landlord exercising the Extension Option, deliver to Landlord a further amendment to the Amended Letter of Credit which shall provide that the final expiration of the Amended Letter of Credit shall be September 30, 2014. Upon Landlord’s receipt of the Amended Letter of Credit in the form required pursuant to this Section 2.01, Landlord shall promptly return to Tenant the Original Letter of Credit.

2.02 This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in the Original Lease or this First Amendment.

2.03 Except as herein modified or amended, the provisions, conditions and terms of the Original Lease shall remain unchanged and in full force and effect.

2.04 In the case of any inconsistency between the provisions of the Original Lease and this Amendment, the provisions of this Amendment shall govern and control.

2.05 Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

2.06 The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

2.07 Tenant represents that it has dealt directly with and only with the Brokers (as defined in the Original Lease) as brokers in connection with this Amendment. Tenant shall indemnify and hold Landlord and the Landlord Related Parties (as defined in the Original Lease) harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Amendment. Landlord shall indemnify and hold Tenant and the Tenant Related Parties (as defined in the Original Lease) harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

2

2.08 Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

2.09 The Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[signatures on following page]

3

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this First Amendment as of the day and year first above written.

WITNESS/ATTEST:	LANDLORD:

/s/ Laura Allen	NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company

Laura Allen
Name (print)
	By:	/s/ Raymond P. Trevisan
Name: Raymond P. Trevisan
Name (print)		Title: Vice President

WITNESS/ATTEST:	TENANT:

/s/ James Hall	IMPRIVATA, INC.,
Name (print) James K Hall	a Delaware corporation

Name (print)	By:	/s/ Jeff Kalowski
Name: Jeff Kalowski
Title: CEO

Exhibit A

Extension Option

This Exhibit A is attached to and made a part of the First Amendment by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”) and IMPRIVATA, INC., a Delaware corporation (“Tenant”) for space in the Building located at 10 Maguire Road, Lexington, Massachusetts 02421.

Provided the original Tenant (or tenant under a Permitted Transfer) named herein is itself occupying greater than seventy-five percent (75%) of the Premises at the time of giving its notice to exercise its option and at the commencement of the Extension Term (as defined herein), Tenant shall have the right and option to extend the Term for one (1) additional period of three (3) years (“Extension Term”). The right and option to so extend the term shall be personal to the Tenant executing this Amendment and such right and option may not be assigned or transferred to any other party or entity. The Extension Term is to commence immediately upon expiration of the Extended Term, provided that Tenant shall give Landlord notice of Tenant’s exercise of such option by no later than October 31, 2010, and provided further that no Default exists at the time of giving such notice or at the commencement of the Extension Term. If a Default exists at the time of giving such notice or at the time of commencement of the Extension Term, Tenant’s exercise of such option shall, at the option of Landlord, be null and void and of no further force and effect. Prior to the exercise by Tenant of any such option, the expression “Term” shall mean the Extended Term as defined in Recital C of this Amendment. Except as expressly otherwise provided in the following paragraph, all the terms, covenants, conditions, provisions and agreements in the Lease contained herein shall be applicable to the Extension Term, except that there shall be no further extension terms. If Tenant shall give notice of its exercise of said option to extend in the manner and within the time period provided aforesaid, the Term shall be extended upon the giving of such notice without the requirement of any further action on the part of either Landlord or Tenant. If Tenant shall fail to give timely notice of the exercise of such option as aforesaid, Tenant shall have no right to extend the Term of this Lease, time being of the essence of the foregoing provisions.

The Annual Base Rent payable during the Extension Term shall be the greater of (a) an amount equal to the Fair Market Rent for the Premises as of the commencement date of the Extension Term or (b) the Annual Base Rent payable in the year immediately preceding the Extension Term. The Fair Market Rent shall be determined in accordance with the provisions set forth below. If for any reason the Annual Base Rent payable during the Extension Term has not been determined as of the commencement date of the Extension Term, Tenant shall pay the Annual Base Rent payable for the year immediately preceding the commencement of the Extension Term until the Annual Base Rent for the Extension Term is determined, at which time, an appropriate adjustment, if any, shall be made.

The Fair Market Rent shall mean the anticipated rent for the Premises as of the commencement of the Extension Term under market conditions then existing. No later than the one (1) month after Tenant’s Extension Notice, Landlord shall notify Tenant of Landlord’s estimate of the Fair Market Rent. No later than fifteen (15) days after such notification, Tenant may dispute Landlord’s estimate of Fair Market Rent upon written notice thereof to Landlord

Exhibit A-1

which written notice shall contain Tenant’s estimate of the Fair Market Rent. If Tenant disputes Landlord’s estimate of Fair Market Rent within such fifteen (15) day period, then the Fair Market Rent shall be determined by agreement between Landlord and Tenant during the next thirty (30) day period (the “Discussion Period”), but if Landlord and Tenant are unable to agree upon the Fair Market Rent during the Discussion Period, then the Fair Market Rent shall be determined by the determination of a board of three (3) M.A.I, appraisers as hereafter provided, each of whom shall have at least five (5) years experience in the Lexington office rental market and each of whom is hereinafter referred to as “appraiser”, Tenant and Landlord shall each appoint one such appraiser and the two appraisers so appointed shall appoint the third appraiser (the “Neutral Appraiser”) which Neutral Appraiser shall have no then-existing relationship with Landlord or Tenant. The cost and expenses of each appraiser appointed separately by Tenant and Landlord shall be borne by the party who appointed the appraiser. The cost and expenses of the third appraiser shall be shared equally by Tenant and Landlord. Landlord and Tenant shall appoint their respective appraisers no later than fifteen (15) days after the expiration of the Discussion Period and shall designate the appraisers so appointed by notice to the other party. The two appraisers so appointed and designated shall appoint the Neutral Appraiser no later than fifteen (15) days after the end of the Discussion Period and shall designate such appraiser by notice to Landlord and Tenant. The Neutral Appraiser shall then choose either the Landlord’s estimate of Fair Market Rent or the Tenant’s estimate of Fair Market Rent as the Fair Market Rent of the space in question as of the commencement of the Extension Term and shall notify Landlord and Tenant of its determination no later than sixty (60) days after the end of the Discussion Period. The Fair Market Rent of the subject space determined in accordance with the provisions of this Section shall be deemed binding and conclusive on Tenant and Landlord. Notwithstanding the foregoing, if either party shall fail to appoint its appraiser within the period specified above (such party referred to hereinafter as the “failing party”) the other party may serve notice on the failing party requiring the failing party to appoint its appraiser within ten (10) days of the giving of such notice and if the failing party shall not respond by appointment of its appraiser within said (10) day period, then the appraiser appointed by the other party shall be the sole appraiser whose choice of either the Landlord’s or the Tenant’s estimate of Fair Market Rent shall be binding and conclusive upon Tenant and Landlord. All times set forth herein are of the essence.

Exhibit A-2

Exhibit B

Original Letter of Credit

SVB>Silicon Valley Bank
A Member of SVB Financial Group

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF004627

DATE: APRIL 25, 2007

BENEFICIARY:
NORMANDY LEXINGTON ACQUISITION, LLC
C/O NORMANDY REAL ESTATE FUND LP
1776 ON THE GREEN
67 PARK PLACE, 8TH FLOOR
MORRISTOWN, NJ 07960

ATTN: RAYMOND TREVISAN

APPLICANT:
IMPRIVATA, INC.
10 MAGUIRE ROAD
LEXINGTON, MA 02421

AMOUNT: US$97,212.69(U.S.DOLLARS NINETY SEVEN THOUSAND TWO HUNDRED TWELVE AND 69/100)

EXPIRATION DATE: AUGUST 31, 2008

LOCATION: SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF004627 IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "A" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2. A DATED CERTIFICATION FROM THE BENEFICIARY, PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY HIS/HER DESIGNATED TITLE, STATING THE FOLLOWING:

"WE CERTIFY THAT BENEFICIARY IS ENTITLED TO DRAW UPON THIS LETTER OF CREDIT IN THE AMOUNT OF THE DRAFT SUBMITTED HEREWITH PURSUANT TO THE LEASE (THE "LEASE") DATED APRIL 24, 2007, BY AND BETWEEN BENEFICIARY, AS LANDLORD, AND APPLICANT, AS TENANT."

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS (OR SUCH OTHER ADDRESS AS BENEFICIARY MAY FROM TIME TO TIME DESIGNATE IN A NOTICE DELIVERED TO SILICON VALLEY BANK AT THE BANK'S OFFICE) THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN-CURRENT EXPIRATION DATE. BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND AUGUST 31, 2009 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

PAGE

3003 Tasman Drive Santa Clara, California 95054
PHONE 408.654.7400 svb.com

Exhibit B-1

Exhibit B-2

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE
DATE:	REF. NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF US$ U.S. DOLLARS

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF DATED , 20 ”

TO: SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA, CA 95054	(INSERT NAME OF BENEFICIARY]
Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE

2.	REF. NO. INSERT YOUR REFERENCE NUMBER IF ANY.

3.	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY

4.	US$ INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.

5.	U.S. DOLLARS INSERT AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

NOTE:	BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE. PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR: EFRAIN TUVILLA AT (408) 654-6349 OR ALICE DALUZ AT (408) 654-7120.

EXHIBIT “B”

DATE:

TO:	SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA, CA 95054 ATTN: INTERNATIONAL DIVISION. STANDBY LETTERS OF CREDIT	RE: IRREVOCABLE STANDBY LETTER OF CREDIT NO. ISSUED BY SILICON VALLEY BANK, SANTA CLARA L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,	SIGNATURE AUTHENTICATED
(BENEFICIARY’S NAME)	The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.
(SIGNATURE OF BENEFICIARY)	We further confirm that the company has been identified applying the appropriate due diligence and enhanced due diligence as required by BSA and all its subsequent amendments.
(NAME AND TITLE)
(Name of Bank)

(Address of Bank)

(City, State, Zip Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made and entered into as of April 16, 2010, by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”), and IMPRIVATA, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated April 24, 2007, as amended by a First Amendment dated as of January 14, 2009 (the “First Amendment”) (as so amended, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant 21,539 rentable square feet of office space (the “Premises”) located on the first floor of the “building 4” portion of the building known as and located at 10 Maguire Road, Lexington, Massachusetts (the “Building”).

B. The Extended Term of the Lease expires July 31, 2011, and Tenant wishes to extend the Term for an additional period of three (3) years (the “Second Extended Term”).

C. Landlord and Tenant desire to amend the Lease to reflect the extension of the Lease Term, in accordance with the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

I. Extension of Term. The Term of the Lease, as previously extended, is hereby further extended for the Second Extended Term, commencing August 1, 2011, and expiring July 31, 2014, upon all of the same terms and conditions of the Lease, except as otherwise set forth herein. Tenant shall have no further option to extend the Term of the Lease other than the Extension Option set forth in Section 1.03 and Exhibit A of the First Amendment, as modified herein.

II. Rent.

A. Base Rent. Tenant shall pay Base Rent for the Premises with respect to the Second Extended Term, in the amounts set forth below:

Period	Annual Base Rent	Monthly Base Rent	Base Rent Per Rentable Square Foot
8/1/11 – 7/31/12	$516,936.00	$43,078.00	$24.00
8/1/12 – 7/31/13	$527,705.50	$43,975.46	$24.50
8/1/13 – 7/31/14	$538,475.00	$44,872.92	$25.00

B. Additional Rent.

(i) Commencing August 1, 2011, the Base Year for Taxes with respect to the Second Extended Term shall be the Fiscal Year 2011 (i.e., July 1, 2010 through June 30, 2011). To determine the amount of Additional Rent payable under Exhibit B on account of Taxes for fiscal year 2012, Tenant shall pay Tenant’s Pro Rata Share of (i) the amount by which 1/12 of the total Taxes for fiscal year 2012 exceeds 1/12 of the total Taxes for the fiscal year 2007, and (ii) the amount by which 11/12 of the total Taxes for fiscal year 2012 exceeds 11/12 of the total Taxes for fiscal year 2011.

(ii) Commencing August 1, 2011, the Base Year for Expenses with respect to the Second Extended Term shall be the Calendar Year 2011. To determine the amount of Additional Rent payable under Exhibit B on account of Expenses for calendar year 2011, Tenant shall pay Tenant’s Pro Rata Share of the amount by which 7/12 of the total Expenses for calendar year 2011 exceeds 7/12 of the total Expenses for the Base Year (i.e., calendar year 2007).

III. Improvements to Premises during Second Extended Term.

A. Condition of Premises. Whereas Tenant is in occupancy of the Premises, with respect to the Second Extended Term, Tenant shall take the Premises “as-is”, in the condition in which the Premises is in as of the commencement date of the Second Extended Term, without any obligation on the part of Landlord to refurbish the Premises, and without any representation or warranty by Landlord to Tenant as to the condition of the Premises or the Building.

B. Responsibility for Improvements to Premises. Tenant may perform improvements to the Premises in accordance with Section 9.03 of the Lease.

IV. Abatement of Rent. Provided that Tenant is not in Default under the Lease, which Default is continuing, then Tenant shall be entitled to an abatement of rent equal to $145,388.25 (the “Rent Credit”). Such Rent Credit shall be effected by offsetting the Rent Credit against the payments of Base Rent and other charges payable under the Lease first coming due from and after April 1, 2011—i.e., no Base Rent shall be payable for the months of April and May 2011. Base Rent for June 2011 shall be in the amount of $2,692.38; thereafter, until the commencement of the Second Extended Term, Base Rent shall be payable at the rate set forth in Section 1.02 of the First Amendment (i.e. $49,360.21 per month). In the event that Tenant is in Default of the Lease at the time the Rent Credit is to be offset pursuant to this paragraph, then the Rent Credit shall be deferred until such time, if any, as the Default has been cured by Tenant.

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V. Extension Option. Tenant shall continue to have the option to extend the Term of the Lease for a period of three (3) years commencing August 1, 2014, and expiring July 31, 2017, as set forth in Section 1.03 and Exhibit A of the First Amendment, except that the exercise notice date of October 31, 2010, set forth in the second paragraph of said Exhibit A of the First Amendment shall be deleted in its entirety and the date “October 31, 2013” shall be substituted therefor.

VI. Security Deposit. Landlord is currently holding Irrevocable Standby Letter of Credit No. SVBSF004627 dated April 25, 2007, (the “Original Letter of Credit”) issued by the Silicon Valley Bank in the amount of $97,212.69 with a current expiration date of September 30, 2011. Notwithstanding anything to the contrary set forth in Section 2.01 of the First Amendment, on or before May 1, 2011, Tenant shall deliver to Landlord either an additional amendment to the Original Letter of Credit (the “Amended Letter of Credit”) or a replacement letter of credit (the “Replacement Letter of Credit”) that shall provide that the final expiration date of the Original Letter of Credit shall be September 30, 2014. In the event Tenant delivers a Replacement Letter of Credit to Landlord, then upon the receipt thereof, Landlord shall promptly return to Tenant the Original Letter of Credit.

Effective as of the date hereof, the third sentence of Section 2.01 of the First Amendment shall be deleted in its entirety, and the following language shall be substituted therefor:

“In the event the Extension Option set forth in Section 1.03 of the First Amendment is exercised by Tenant, Tenant shall, within sixty (60) days following the date of Tenant’s notice to Landlord exercising the Extension Option, deliver to Landlord a further amendment to the Amended Letter of Credit or to the Replacement Letter of Credit, as the case may be, which shall provide that the final expiration date of the Amended Letter of Credit or Replacement Letter of Credit, as the case may be, shall be September 30, 2017.”

VII. Notices. As of the date hereof, Section 1.12 of the Lease (Notices Address(es)) is hereby amended by deleting the reference to, and address of, McCarter & English LLP and by substituting therefor the following:

“Goulston & Storrs, P.C.

400 Atlantic Avenue

Boston, Massachusetts 02110

Attention: Normandy Real Estate”

VIII. Deleted Lease Provisions. Exhibit C, Schedule I to Exhibit C, and Section A of Exhibit F of the Lease shall have no applicability with respect to this Second Amendment.

IX. Miscellaneous.

A. Under no circumstances shall Tenant be entitled to any rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Second Amendment.

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B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C. In the case of any inconsistency between the provisions of the Lease and this Second Amendment, the provisions of this Second Amendment shall govern and control.

D. Submission of this Second Amendment by Landlord is not an offer to enter into this Second Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Second Amendment until Landlord has executed and delivered the same to Tenant.

E. The capitalized terms used in this Second Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Second Amendment.

F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Second Amendment, other than T3 Realty Advisors (“Tenant’s Broker”) and Richards Barry Joyce & Partners, LLC (“Landlord’s Broker”) (collectively, “Broker”). Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any brokers, other than Broker, claiming to have represented Tenant in connection with this Second Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Second Amendment, other than Broker. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents harmless from all claims of any brokers, other than Broker, claiming to have represented Landlord in connection with this Second Amendment. Landlord shall be responsible for any commission payable to the Broker by reason of this Second Amendment.

G. Each signatory of this Second Amendment represents hereby that he or she has title authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

[Signatures on following page]

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second Amendment as of the day and year first above written.

WITNESS/ATTEST:	LANDLORD:

/s/ Leona Maddocks	NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company
Leona Maddocks
Name (print)
	By:	/s/ Raymond P. Trevisan
Name: Raymond P. Trevisan
Name (print)		Title: Vice President

WITNESS/ATTEST:	TENANT: IMPRIVATA, INC., a Delaware corporation
/s/ James Hall
Name (print) James K Hall

Name (print)
	By:	/s/ Jeff Kalowski
Name: Jeff Kalowski
Title: CEO

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THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made and entered into as of March 2, 2012 (the “Execution Date”), by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”), and IMPRTVATA, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated April 24, 2007, as amended by a First Amendment dated as of January 14, 2009 (the “First Amendment”), and a Second Amendment to Lease dated as of April 16, 2010 (the “Second Amendment”), (as so amended, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant 21,539 rentable square feet of office space (the “Existing Premises”) located on the first floor of the Building 4 portion of the building known as and located at 10 Maguire Road, Lexington, Massachusetts (the “Building”).

B. The Second Extended Term of the Lease expires July 31, 2014, and Tenant wishes to extend the Term.

C. Tenant desires to relocate from the Existing Premises to premises containing 42,470 rentable square feet of office space, consisting of 29,887 rentable square feet on the third (3rd) floor of the Building 1 portion of the Building and 12,583 rentable square feet of office space on the second (2nd) floor of the Building 1 portion of the Building (collectively, the “Relocation Premises”) as shown on Exhibit A attached hereto and incorporated herein.

D. Landlord is willing to (i) extend the Term of the Lease, (ii) demise the Relocation Premises to Tenant, and (iii) amend the Lease to reflect the extension of the Term and the relocation of the Premises upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

I. Extension of Term. The Term of the Lease, as previously extended, is hereby further extended for an additional period of time (the “Third Extended Term”) commencing on August 1, 2014, and expiring on the last day of the eighty-fourth (84th) full calendar month after the Relocation Date, as hereinafter defined, (the “Extended Termination Date”), upon all of the same terms and conditions of the Lease in effect immediately preceding the Relocation Date, except to the extent inconsistent with the provisions of this Third Amendment. Tenant shall have no further option to extend the Term of the Lease other than the Extension Option set forth in Section V of this Third Amendment.

II. Demise of Relocation Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Relocation Premises commencing on the date that is two (2) Business Days after the Execution Date of this Third Amendment, and expiring on the Extended Termination Date. Said demise of the Relocation Premises shall be upon all of the terms and conditions set forth in the Lease applicable to the Existing Premises, except to the extent inconsistent with the provisions of this Third Amendment. Landlord represents that the Relocation Premises are separately demised as of the date of this Third Amendment. The Relocation Premises shall be delivered to Tenant with all Building systems and utilities in good working order and otherwise in compliance with all applicable laws. The Relocation Premises shall be vacant, broom-clean, and free of all debris and personal property.

A. The “Relocation Date” shall be the earlier of (i) the Substantial Completion of Tenant’s Work (as said terms are hereinafter defined) or (ii) the date Tenant’s personnel occupy all or any portion of the Relocation Premises for the conduct of Tenant’s business. Upon determination of the Relocation Date, each of the parties hereto agrees, upon demand of the other party, to join in the execution of a written declaration in which shall be stated the Relocation Date and the Extended Termination Date, but the failure of Landlord and Tenant to execute or deliver such document shall have no effect upon such dates. Effective as of the Relocation Date, (a) all references in the Lease to “Premises” shall be deemed to mean the “Relocation Premises”, and (b) Exhibit A attached hereto shall replace Exhibit A attached to the Lease. For purposes of this Third Amendment, “Substantial Completion” shall mean (1) the completion of Tenant’s Work substantially in accordance with Tenant’s Plans, in such a fashion as to enable Tenant, upon furnishing the same, to open for business in the normal course and (2) if required by applicable law, the issuance of a temporary or permanent certificate of occupancy from the Town of Lexington. Landlord shall deliver and maintain all Base Building systems in good working order and incompliance with all applicable Laws throughout the Lease Term.

B. Condition of Relocation Premises. Tenant shall accept the Relocation Premises “as-is”, in the condition in which the Relocation Premises are in as of the Execution Date of this Third Amendment, without any obligation on the part of Landlord to provide any leasehold improvements to the Relocation Premises, except as expressly provided in the next sentence, and without any representation or warranty by Landlord to Tenant as to the condition of the Relocation Premises or the Building, except as expressly set forth in this Third Amendment. Notwithstanding the foregoing, on or before the Relocation Date, Landlord shall, at its expense, cause the HVAC system serving the Relocation Premises to be separated (i.e., subject to separate controls for the relevant portions of the distribution system) from the HVAC system serving other portions of the Building. Tenant, following the delivery of the Relocation Premises by Landlord and the full and final execution and delivery of this Third Amendment, shall have the right to perform alterations and improvements in the Relocation Premises (“Tenant’s Work”). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Tenant’s Work in the Relocation Premises unless and until Tenant has complied with all of the terms and conditions of Section 9 of the Lease, including, without limitation, approval by Landlord of the final plans for Tenant’s Work and the contractors to be retained by Tenant to perform such Tenant’s Work. Landlord’s consent is solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely on Landlord’s consent, or its approval of Tenant’s Plans, for any purpose whatsoever. Tenant shall be responsible for all elements of the design of Tenant’s Plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Relocation Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s Plans shall in no event relieve Tenant of the responsibility for such design. Landlord’s approval of the contractors to perform the Initial

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Alterations shall not be unreasonably withheld, delayed, or conditioned. The parties agree that Landlord’s approval of the general contractor to perform Tenant’s Work shall not be considered to be unreasonably withheld if any such general contractor (i) does not maintain insurance as required pursuant to the terms of the Lease, (ii) does not have the ability to be bonded for the work in an amount of no less than 150% of the total estimated cost of Tenant’s Work, or (iii) is not licensed as a contractor in the state/municipality in which the Relocation Premises is located. Tenant acknowledges the foregoing is not intended to be an exclusive list of the reasons why Landlord may reasonably withhold its consent to a general contractor. In the event Tenant selects The Walsh Company as its contractor, Landlord hereby consents to such selection.

Tenant’s Work shall remain upon the Relocation Premises at the end of the Term without compensation to Tenant. Landlord, however, by written notice to Tenant, at the time Landlord approves Tenant’s Plans for Tenant’s Work, may require Tenant, at Tenant’s expense, to remove any items of Tenant’s Work that, in Landlord’s reasonable judgment, are deemed a Required Removable, as defined in Section 8 of the Lease. The designated Required Removables shall be removed by Tenant before the expiration date of the Term. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to perform its obligations in a timely manner, Landlord may perform such work, and Tenant shall, as Additional Rent, reimburse Landlord the reasonable, out-of-pocket cost of performing such work.

C. Tenant’s Plans. Tenant shall be solely responsible for the preparation of the final architectural, electrical and mechanical construction drawings, plans and specifications (called “Tenant’s Plans”) necessary to construct the Relocation Premises for Tenant’s occupancy, which plans shall be submitted to Landlord for approval by Landlord’s architect and engineers on or before June 1, 2012, and Tenant’s Plans shall comply with their requirements to avoid aesthetic or other conflicts with the design and function of the balance of the Building. Landlord’s architect and engineers shall respond to any plan submission by Tenant within five (5) Business Days after Landlord’s receipt thereof. In the event Landlord’s architect’s or engineers’ approval of Tenant’s Plans is withheld or conditioned (and such approval shall not be unreasonably withheld or conditioned), Landlord shall send written notification thereof to Tenant and include a reasonably detailed statement identifying the reasons for such refusal or condition, and Tenant shall have the plans revised by its architect to incorporate all reasonable objections and conditions presented by Landlord and shall resubmit such plans to Landlord within ten (10) days after receipt of Landlord’s notice of disapproval. Such process shall be followed until the plans shall have been approved by the Landlord’s architect and engineer without unreasonable objection or condition, except that after the initial five-(5)-Business-day period, any further submissions/resubmissions shall be made within three (3) Business Days. If Landlord fails to respond to submitted plans within the applicable period set forth above, then the September 10, 2012, date set forth in the table incorporated in Section III.A below shall be extended on a day-for-day basis for each day that any such failure continues. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant’s plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Relocation Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s Plans shall in no event relieve Tenant of the responsibility for such design. Tenant shall be solely responsible for the timely preparation and submission of all such Tenant Plans and for all elements of the design of such Tenant’s Plans and for all costs related thereto. (The word “architect” as used in this Section II (C) shall include an interior designer or space planner.)

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D. Landlord’s Contribution. Landlord shall, in the manner hereinafter set forth, contribute the lesser of (i) the actual cost of Tenant’s Work or (ii) $1,698,800.00 (calculated on the basis of $40.00 per rentable square foot of the Relocation Premises) (“Landlord’s Contribution”) towards the costs of designing and constructing Tenant’s Work. Tenant shall be entitled to use up to $424,700.00 (i.e., $10.00 per rentable square foot of the Relocation Premises) of Landlord’s Contribution towards the cost of architectural and engineering drawings, furniture, fixtures and equipment, permitting costs, cabling, wiring and moving costs, signage, third-party legal fees and consulting costs incurred by Tenant in the performance of Tenant’s Work. Provided no Default of Tenant exists at the time that Tenant submits any Requisition (as hereinafter defined) on account of Landlord’s Contribution, Landlord shall pay the cost of the work shown on each Requisition submitted by Tenant to Landlord within twenty-five (25) days of Landlord’s receipt thereof. For the purposes hereof, a “Requisition” shall mean written documentation showing in reasonable detail the costs of the Tenant’s Work then installed by Tenant in the Premises. Each Requisition shall be accompanied by evidence reasonably satisfactory to Landlord that all work covered by previous Requisitions has been fully paid. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant’s books and records relating to each Requisition in order to verify the amount thereof. Tenant shall submit Requisition(s) no more often than monthly.

Landlord’s Contribution, less a 10% retainage (which retainage shall be payable as part of the final draw), shall be paid to the general contractor that performs Tenant’s Work, in periodic disbursements within twenty-five (25) days after receipt of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (ii) a certification from an AIA architect substantially in the form of the Architect’s Certificate for Payment found in AIA Document G702, Application and Certificate of Payment; (iii) Contractor’s, subcontractor’s and material supplier’s waivers of liens which shall cover all Tenant’s Work for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of the state in which the Relocation Premises is located, together with all such invoices, contracts, or other supporting data as Landlord or Landlord’s Mortgagee may reasonably require; (iv) a cost breakdown for each trade or subcontractor performing Tenant’s Work; (v) plans and specifications for Tenant’s Work, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Relocation Premises; (vi) copies of all construction contracts for Tenant’s Work, together with copies of all change orders, if any; and (vii) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete Tenant’s Work. Upon completion of Tenant’s Work, and prior to final disbursement of Landlord’s Contribution, Tenant shall furnish Landlord with: (I) general contractor and architect’s completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, (4) as-built plans of the Tenant’s Work, and (5) the certification of Tenant’s architect that Tenant’s Work has been installed in a good and workmanlike manner in accordance with the Tenant’s Plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse Landlord’s Contribution more than one (1) time per month.

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Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of Landlord’s Contribution during the continuance of an uncured Default by Tenant under the Lease, and Landlord’s obligation to disburse shall only resume when and if such Default is cured.

If Tenant does not submit a request for payment of the entire Landlord’s Contribution to Landlord in accordance with the provisions contained in this Section II (D) on or before the date that is twelve (12) months after the Relocation Date, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with Tenant’s Work and Landlord’s Contribution.

III. Rent.

A. Base Rent. Tenant shall pay Base Rent for the Relocation Premises in the amounts set forth below:

Period	Annual Base Rent	Monthly Base Rent	Per-Rentable- Square-Foot Rent
The earlier of (x) the Relocation Date or (y) 9/10/12* - 6/30/13	$955,575.00	$79,631.25	$22.50
7/1/13-6/30/14	$976,810.00	$81,400.83	$23.00
7/1/14-6/30/15	$998,045.00	$83,170.42	$23.50
7/1/15-6/30/16	$1,019,280.00	$84,940.00	$24.00
7/1/16-6730/17	$1,040,515.00	$86,709.58	$24.50
7/1/17-6/30/18	$1,061,750.00	$88,479.17	$25.00
7/1/18-Extended Termination Date	$1,082,985.00	$90,248.75	$25.50

*	Such 9/10/12 date shall be extended, on a day for day basis, for each day that the completion of Tenant’s Work is delayed by reason of Force Majeure; provided, however, that (x) financial inability shall never constitute a reason beyond any party’s control, and (y) Tenant shall, as a condition to the right to such extension, give Landlord written notice of any such delay within two (2) business days after the commencement of any Force Majeure delay to the completion of Tenant’s Work, which notice shall describe in reasonable detail the nature of such delay and set forth Tenant’s good faith estimate of the duration thereof.

B. Additional Rent.

(i) Commencing as of the Relocation Date, Tenant’s Pro Rata Share shall be 14.89% (i.e., 42,470 rentable square feet of the Relocation Premises divided by 285,133 rentable square feet of the Building).

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(ii) Commencing as of the Relocation Date, the Base Year for Expenses shall be calendar year 2012. To determine the amount of Expense Excess payable under the Lease with respect to the Existing Premises for the portion of calendar year 2012 that occurs before the Relocation Date, Tenant shall pay Tenant’s Pro Rata Share of the amount by which (a) the product of (i) Expenses for calendar year 2012 multiplied by (ii) the Expense Adjustment Fraction (as hereinafter defined) exceeds (b) the product of (iii) Expenses for calendar year 2007 (i.e., the previous Base Year) multiplied by (iv) the Expense Adjustment Fraction. The “Expense Adjustment Fraction” shall equal a fraction, the numerator of which is the number of months in calendar year 2012 prior to the Relocation Date, and the denominator of which is twelve (12).

(iii) Commencing as of the Relocation Date, the Base Year for Taxes shall be fiscal year 2012 (i.e., July 1, 2011—June 30, 2012). To determine the amount of Tax Excess payable under the Lease with respect to the Existing Premises for the portion of fiscal year 2012 that occurs before the Relocation Date, Tenant shall pay Tenant’s Pro Rata Share of the amount by which (a) the product of (i) Taxes for fiscal year 2012 multiplied by (ii) the Tax Adjustment Fraction (as hereinafter defined) exceeds (b) the product of (iii) Taxes for fiscal year 2007 (i.e., the previous Base Year) multiplied by (iv) the Tax Adjustment Fraction. The “Tax Adjustment Fraction” shall equal a fraction, the numerator of which is the number of months in fiscal year 2012 prior to the Relocation Date, and the denominator of which is twelve (12).

C. Electricity. Tenant shall pay, as Additional Rent, for all electricity consumed in the Relocation Premises in accordance with the terms and conditions set forth in Section 7 of the Lease.

D. Existing Premises—Base Rent and Additional Rent. With respect to the Existing Premises, Tenant shall continue to pay Base Rent and Additional Rent as set forth in the Lease through the day prior to the Relocation Date.

IV. Yield-Up of Existing Premises. Effective as of the date that is three (3) Business Days after the Relocation Date, (i) Tenant’s demise of the Existing Premises shall be terminated, (ii) Tenant shall vacate and surrender the Existing Premises to Landlord in the condition in which Tenant is required pursuant to the Lease (including, without limitation, Section 25 thereof), and (iii) Tenant shall relocate to the Relocation Premises. If Tenant fails to vacate and surrender the Existing Premises to Landlord on or before the third (3rd) Business Day after the Relocation Date in the condition required under Section 25 of the Lease, Section 22 of the Lease (Holdover) shall apply. Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all loss, cost, damage or expense incurred by Landlord arising out of any failure by Tenant to surrender the Existing Premises on or before the third (3rd) Business Day after the Relocation Date in accordance with the terms of the Lease.

From and after the Relocation Date, except as expressly set forth herein, Tenant shall have no rights, title or interest in the Existing Premises nor any obligations or liabilities under the Lease with respect thereto, except those that by their terms survive the Relocation Date.

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V. Extension Option. The Extension Option provision of Exhibit F of the Lease, as modified by Section 1.03 and Exhibit A of the First Amendment and by Section V of the Second Amendment, is hereby deleted in its entirety, and is of no further force and effect. With respect to the Relocation Premises, Tenant shall have one (1) option to extend the Term of the Lease as set forth below:

A. Giant of Option; Conditions. Tenant shall have the right to extend the Term (the “Extension Option”) for one (1) additional period of five (5) years, commencing on the day following the Extended Termination Date, and ending on the fifth (5th) anniversary of the Extended Termination Date (the “Fourth Extended Term”), if:

(i) Landlord receives notice of exercise (“Initial Extension Notice”) not less than twelve (12) full calendar months prior to the expiration of the Third Extended Term, and not more than fifteen (15) full calendar months prior to the expiration of the Third Extended Term; and

(ii) Tenant is not in Default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Extension Notice; and

(iii) More than thirty percent (30%) of the Premises is sublet (other than pursuant to a Permitted Transfer, as defined in Article 11 of the Lease) at the time that Tenant delivers its Initial Extension Notice; and

(iv) The Lease has not been assigned (other than pursuant to a Permitted Transfer, as defined in Article 11 of the Lease) prior to the date that Tenant delivers its Initial Extension Notice.

B. Terms Applicable to Premises During Fourth Extended Term.

(i) The initial Base Rent rate per rentable square foot for the Premises during the Fourth Extended Term shall equal the greater of (i) $25.50 per rentable square foot per annum, or (ii) the Prevailing Market rate (hereinafter defined) per rentable square foot for the Premises. Base Rent during the Fourth Extended Term shall increase in accordance with the increases assumed in the determination of Prevailing Market rate. Base Rent attributable to the Premises shall be payable in monthly installments in accordance with the terms and conditions of Article 4 of the Lease.

(ii) Tenant shall pay Additional Rent (i.e., Taxes and Expenses) for the Premises during the Fourth Extended Term in accordance with the terms of Article 4 of the Lease, and the manner and method in which Tenant reimburses Landlord for Tenant’s share of Taxes and Expenses and the Base Year, if any, applicable to such matter, shall be some of the factors considered in determining the Prevailing Market rate for the Fourth Extended Term.

C. Initial Procedure for Determining Prevailing Market. Within thirty (30) days after receipt of Tenant’s Initial Extension Notice, Landlord shall advise Tenant of the applicable Base Rent rate for the Premises for the Fourth Extended Term. Tenant, within fifteen (15) days after the date on which Landlord advises Tenant of the applicable Base Rent rate for the Fourth Extended Term, shall either (i) give Landlord final binding written notice (“Binding Notice”) of Tenant’s exercise of its Extension Option, or (ii) if Tenant disagrees with Landlord’s determination, provide Landlord with written notice of rejection (the “Rejection

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Notice”). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such fifteen-(15)-day period, Tenant shall be deemed to have provided a Rejection Notice. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Extension Amendment (as defined below) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market rate for the Premises during the Fourth Extended Term. Upon agreement, Landlord and Tenant shall enter into the Extension Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant fail to agree upon the Prevailing Market rate within thirty (30) days after the date Tenant provides Landlord with the Rejection Notice (or is deemed to have provided a Rejection Notice), then the Prevailing Market rate shall be determined in accordance with the arbitration procedures described in Section D below.

D. Arbitration Procedure.

(i) If Landlord and Tenant have failed to reach agreement as to the Prevailing Market rate within thirty (30) days after the date of the Rejection Notice, then, within five (5) days after the expiration of such thirty-(30)-day period, Landlord and Tenant shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market rate for the Premises during the Fourth Extended Term (collectively referred to as the “Estimates”). If the higher of such Estimates is not more than 105% of the lower of such Estimates, then Prevailing Market rate shall be the average of the two Estimates. If the Prevailing Market rate is not resolved by the exchange of Estimates, then, within seven (7) days after the exchange of Estimates, Landlord and Tenant shall each select an appraiser to determine which of the two Estimates most closely reflects the Prevailing Market rate for the Premises during the Fourth Extended Term. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least five (5) years of experience within the previous ten (10) years as a real estate appraiser working in the Route 128 West area, with working knowledge of current rental rates and practices. For purposes hereof, an “MAI” appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an “ASA” appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar).

(ii) Upon selection, Landlord’s and Tenant’s appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Prevailing Market rate for the Premises. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises during the Fourth Extended Term. If either Landlord or Tenant fails to appoint an appraiser within the seven-(7)-day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon which of the two Estimates most closely reflects the Prevailing Market within twenty (20) days after their appointment, then, within ten (10) days after the expiration of such twenty-(20) day period, the two appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third

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appraiser (i.e., arbitrator) has been selected as provided for above, then, as soon thereafter as practicable but in any case within fourteen (14) days, the arbitrator shall make his determination of which of the two Estimates most closely reflects the Prevailing Market rate, and such Estimate shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises. If the arbitrator believes that expert advice would materially assist him, he may retain one or more qualified persons to provide such expert advice. The parties shall share equally in the costs of the arbitrator and of any experts retained by the arbitrator. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert.

(iii) If the Prevailing Market rate has not been determined by the commencement date of the Fourth Extended Term, Tenant shall pay Base Rent upon the terms and conditions in effect during the last month of the Third Extended Term for the Premises until such time as the Prevailing Market rate has been determined. Upon such determination, the Base Rent for the Premises shall be retroactively adjusted to the commencement of the Fourth Extended Term for the Premises. If such adjustment results in an underpayment of Base Rent by Tenant, Tenant shall pay Landlord the amount of such underpayment within thirty (30) days after the determination thereof.

E. Extension Amendment. If Tenant is entitled to and properly exercises its Extension Option, Landlord shall prepare an amendment (the “Extension Amendment”) to reflect changes in the Base Rent, Term, Termination Date and other appropriate terms. The Extension Amendment shall be sent to Tenant within a reasonable time after the determination of Base Rent for the Fourth Extended Term, and Tenant shall execute and return the Extension Amendment to Landlord within fifteen (15) days after Tenant’s receipt of same, but, upon final determination of the Prevailing Market rate applicable during the Fourth Extended Term as described herein, an otherwise valid exercise of the Extension Option shall be fully effective whether or not the Extension Amendment is executed.

F. Prevailing Market. For purposes hereof, “Prevailing Market” shall mean the arms length fair market annual rental rate per rentable square foot under leases entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in the Route 128 West area. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease for the Fourth Extended Term and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes.

VI. Termination Option.

A. Tenant shall have the right (the “Termination Right”) to terminate the Term of the Lease, effective as of the expiration of the sixtieth (60th) full calendar month after the Relocation Date (the “Effective Termination Date”), by giving Landlord a written termination notice (the “Tenant’s Termination Notice”) on or before the date which is twelve (12) months prior to the Effective Termination Date and by paying to Landlord simultaneously with the delivery of Tenant’s Termination Notice, the Termination Fee, as hereinafter defined.

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Landlord shall notify Tenant that Landlord has received the Termination Fee within five (5) Business Days of Landlord’s receipt thereof. If Tenant does not pay the Termination Fee together with the delivery of Tenant’s Termination Notice, Tenant’s Termination Notice shall be void and ineffective.

B. For the purposes hereof, the “Termination Fee” shall be $714,175.

C. If Tenant timely and properly exercises its Termination Right and pays to Landlord the Termination Fee, then the Term of the Lease shall terminate as of the Effective Termination Date and Base Rent and other charges shall be apportioned as of said date. If Tenant fails timely to give Tenant’s Termination Notice or to pay the Termination Fee, Tenant shall have no right to terminate the Term of the Lease, pursuant to this Section VI.

D. Notwithstanding the foregoing, in the event Tenant exercises its Right of First Offer (as defined below) at any time after the thirty-sixth (36th) calendar month following the Relocation Date, then Tenant’s Termination Right shall automatically become null and void and of no further force and effect.

E. Upon the prior written request of Tenant (such request to be made not more frequently than once every six (6) months), Landlord shall inform Tenant of office space in the Building that is currently available for lease or that is anticipated to become available to lease upon the expiration of tenant leases within the upcoming twelve (12) months. Tenant agrees that such information will be treated as strictly confidential, and, except as required by law, Tenant shall not disclose the same to any third party except to Tenant’s partners, lenders, accountants and attorneys who have been advised of the confidentiality provisions contained herein and agree to be bound by the same.

VII. Right of First Offer. During the Term of this Lease (as the same may be extended), Tenant shall have the following right to lease additional space in the Building (the “Right of First Offer”):

A. Grant of Option; Conditions. Tenant shall have the one-time right of first offer (the “Right of First Offer”) with respect to lease any available space in Building 1 (the “Offering Space”). Tenant’s Right of First Offer shall be exercised as follows: if Landlord either (x) is prepared to make an offer to lease all or any portion of the Offering Space to, or (y) has received an offer to lease all or any portion of the Offering Space, which offer Landlord is prepared to accept, from any bona fide prospect other than the then-current tenant or occupant thereof, Landlord shall advise Tenant (the “ROFO Advice”) of the terms of such offer that Landlord is prepared to make or accept, which ROFO Advice shall constitute an offer to lease the Offering Space to Tenant on such terms contained in the ROFO Advice for the remainder of the Term. Tenant may lease such Offering Space in its entirety only, by delivering written notice of exercise to Landlord (the “Notice of Exercise”) within seven (7) days after the date of the ROFO Advice, stating either that (i) Tenant shall lease the Offering Space under the terms in Landlord’s ROFO Advice, or (ii) Tenant shall lease the Offering Space under the terms in Landlord’s ROFO Advice, except that the Base Rent for such Offering Space shall be at the Prevailing Market rate as determined in Section V, subsections (C), (D), and (F) of this Third Amendment. In the event, Tenant fails to deliver its Notice of Exercise within the aforesaid seven-(7)-day period, Tenant shall be deemed to have declined to exercise its right to lease the Offering Space set forth in Landlord’s ROFO Advice.

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In no event shall Tenant have such Right of First Offer and Landlord need not provide Tenant with an ROFO Advice, if:

(i) Tenant is in Default under the Lease beyond any applicable cure periods at the time that Landlord would otherwise deliver the ROFO Advice;

(ii) in excess of thirty percent (30%) of the Premises is sublet (excluding, however, subleases for a term, inclusive of extension options, however denominated, not to exceed the lesser of (x) two (2) years or (y) the then remaining balance of the then current Term of the Lease), at the time Landlord would otherwise deliver the ROFO Advice (other than pursuant to a Permitted Transfer as defined in Article 11 of the Lease);

(iii) the Lease has been assigned (other than pursuant to a Permitted Transfer as defined in Article 11 of the Lease) prior to the date Landlord would otherwise deliver the ROFO Advice;

(iv) the Offering Space is not intended for the exclusive use of Tenant during the Term; or

(v) less than two (2) years remain in the Third Extended Term, as the same may have been previously extended as provided herein (provided, however, that if Tenant still has the right to exercise its Extension Option under Section V of this Third Amendment, then Landlord shall nevertheless give the ROFO Advice, and Tenant may elect to exercise the Right of First Offer provided that, simultaneously with giving the Notice of Exercise, Tenant gives Landlord an Initial Extension Notice under Section V of this Third Amendment; provided, further, that (x) in such event, if Landlord and Tenant fail to agree upon the Prevailing Market Rent as defined in said Section V, Tenant shall be required to give the Rejection Notice, and (y) notwithstanding the provisions of said Section V, the process of determining the Base Rent for the Fourth Extended Term shall not commence until the date that is twelve (12) months before the Extended Termination Date and all deadlines in Section V of this Third Amendment shall be adjusted accordingly).

B. Terms for Offering Space.

(i) The term for the Offering Space shall commence upon the commencement date stated in the ROFO Advice and thereupon such Offering Space shall be considered a part of the Premises, provided that all of the terms stated in the ROFO Advice shall govern Tenant’s leasing of the Offering Space and only to the extent that they do not conflict with the ROFO Advice, the terms and conditions of this Lease shall apply to the Offering Space. Notwithstanding the foregoing, in all events the Term of the Lease with respect to the Offering Space shall be co-terminous with the Term of the Lease with respect to the balance of the Premises.

(ii) Tenant shall pay Annual Fixed Rent and Additional Rent for the Offering Space in accordance with the terms and conditions of the ROFO Advice unless Tenant elects to have the Annual Fixed Rent and Additional Rent determined pursuant to Section V (D) of this Third Amendment.

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(iii) The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences, unless the ROFO Advice specifies any work to be performed by Landlord in the Offering Space, in which case Landlord shall perform such work in the Offering Space. If Landlord is delayed delivering possession of the Offering Space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space, and the commencement of the term for the Offering Space shall be postponed until the date Landlord delivers possession of the Offering Space to Tenant free from occupancy by any party.

C. Termination of Right of First Offer. Subject to the following provisions of this Section C, the rights of Tenant hereunder with respect to the Offering Space shall terminate on the earlier to occur of: (i) Tenant’s failure to exercise its Right of First Offer within the seven (7)-day period provided in Section A above; and (iii) the date Landlord would have provided Tenant an ROFO Advice if Tenant had not been in violation of one or more of the conditions set forth in Section A above. If Tenant does not timely exercise its Right of First Offer pursuant to this Section VII, Tenant shall have no further right to lease the Offering Space pursuant to this Section VII, except that (x) before Landlord makes or accepts an offer to lease such Offering Space to a bona fide prospect at an Annual Fixed Rent less than 95% of that set forth in the most recently delivered ROFO Advice or (y) if Landlord has not entered into a lease for such Offering Space within three (3) months after the date (the “Refusal Date”) on which Tenant elects, or is deemed to have elected, not to exercise its right to lease such Offering Space pursuant to the most recently delivered ROFO Advice, then, in either such case, Landlord shall again offer to lease such Offering Space to Tenant pursuant to the provisions of this Section VII, and the terms of this Section VII shall continue to apply to such Offering Space, except that Tenant shall have three (3) Business Days to respond to such offer in the event of a re-offer pursuant to clause (x) above (but Tenant shall have seven (7) days to respond to any re-offer pursuant to clause (y) above). Notwithstanding the foregoing, if, on or before the date that is thirty (30) days after any applicable Refusal Date, Landlord enters into a letter of intent to lease such Offering Space and gives Tenant written notice thereof identifying the other party to such letter of intent (the “Deal Notice”), then Landlord shall have one hundred twenty (120) days after the date of the Deal Notice to enter into a lease with the bona fide prospect identified in the Deal Notice before Tenant’s Right of First Offer with respect to such Offering Space shall re-accrue under clause (y) above (but this shall not affect any potential re-accrual of such right under clause (x) above). After Landlord has leased the Offering Space to a third party in accordance with the provisions of this Section VII, Tenant shall have no further right to lease such Offering Space pursuant to this Section VII.

D. Offering Amendment. If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the “Offering Amendment”) adding the Offering Space to the Premises on the terms set forth in the ROFO Advice and reflecting the changes in the Annual Fixed Rent, Rentable Square Footage of the Premises, Tenant’s Pro Rata Share and other appropriate terms. A copy of the Offering Amendment shall be sent to Tenant within a

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reasonable time after Landlord’s receipt of the Notice of Exercise executed by Tenant, and Tenant shall execute and return the Offering Amendment to Landlord within fifteen (15) days thereafter, but an otherwise valid exercise of the Right of First Offer shall be fully effective whether or not the Offering Amendment is executed.

E. Notwithstanding anything herein to the contrary, Tenant’s Right of First Offer is subject and subordinate to the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof.

VIII. Security Deposit. The parties hereby acknowledge that Landlord is currently holding a Security Deposit in the form of a Letter of Credit in the amount of Ninety-Seven Thousand Two Hundred Twelve and 69/100 Dollars ($97,212.69) (the “Existing Letter of Credit”) pursuant to Section 6 of the Lease, as modified by Section 2.01 of the First Amendment and Section VI of the Second Amendment. Effective as of the Relocation Date, the amount of the Existing Letter of Credit shall be reduced to Eighty-Five Thousand Seven Hundred One and 00/100 Dollars ($85,701.00) (the “Reduced Security Deposit”) and such reduction shall be accomplished by having Tenant provide Landlord with either (i) a substitute Letter of Credit in form reasonably satisfactory to Landlord in the reduced amount (the “Replacement Letter of Credit”) or (ii) an additional amendment to the Existing Letter of Credit (the “Amended Letter of Credit”) then being held by Landlord reducing the amount thereof to the reduced amount. The Reduced Security Deposit shall be held by Landlord for the duration of the Third Extended Term as security for Tenant’s obligations under the Lease and shall expire at least sixty (60) days following the Extended Termination Date set forth herein. In the event the Extension Option set forth in Section V hereof is exercised by Tenant, Tenant shall, within sixty (60) days following the date of Tenant’s Initial Extension Notice, deliver to Landlord a further amendment to the Amended Letter of Credit or to the Replacement Letter of Credit, as the case may be, which shall provide that the final expiration date of the Amended Letter of Credit or Replacement Letter of Credit, as the case may be, shall be the date that is at least sixty (60) days after the termination date of the Fourth Extended Term.

IX. Inapplicable/Deleted Lease Provisions.

A. Inapplicable Lease Provisions: Section IV (Abatement of Rent) of the Second Amendment, and Section 3 of the Lease (Adjustment of Commencement Date), Exhibit C and Schedule 1 of Exhibit C of the Lease (Work Letter) shall have no applicability with respect to this Third Amendment.

B. Deleted Lease Provisions. Effective as of the Relocation Date, the third paragraph of Section VI of the Second Amendment shall be deleted in its entirety.

X. Landlord’s Notice Addresses. For all purposes of the Lease, the notice address for Landlord set forth in Section 1.12 of the Lease, as modified by Section VII of the Second Amendment, is hereby deleted in its entirety, and the following addresses are hereby substituted therefor:

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Landlord’s Notice Address:

Normandy Lexington Acquisition LLC

c/o Normandy Real Estate Management, LLC

7/57 Wells Avenue

Newton, Massachusetts 02459

Attention: Jeff Rines, Vice President

With a copy to:

Normandy Real Estate Partners LLC

53 Maple Avenue

Morristown, New Jersey 07960

Attention: Raymond P. Trevisan, Principal and General Counsel

With a copy to:

Normandy Real Estate Partners LLC

53 Maple Avenue

Morristown, New Jersey 07960

Attention: Steve Smith, Director

With a copy to:

Goulston & Storrs, P.C.

400 Atlantic Avenue

Boston, Massachusetts 02110

Attention: Normandy Real Estate

Landlord’s Rent Address:

Normandy Lexington Acquisition LLC

P.O. Box 13057

Newark, New Jersey 07188-3057

XI. Exterior Signage. Provided Tenant is then in compliance with the below-listed conditions, Tenant shall have the non-exclusive right at its sole cost and expense, to install, maintain, repair and replace one (1) tenant illuminated (if and to the extent permitted by law) identification sign consisting of the name of Tenant (the “Exterior Signage”) (which shall be for the exclusive use of Tenant) on the exterior of the Building in a location to be designated by Landlord and approved by Tenant, which approval shall not be unreasonably withheld, conditioned, or delayed, provided that (a) no Monetary Default of Tenant has occurred hereunder and is then continuing, and (b) such Exterior Signage is in compliance with all applicable laws, codes and ordinances, and Tenant has obtained all governmental permits and approvals requited in connection therewith, and (c) Tenant is leasing and occupying at least 25,000 rentable square feet of space in the Building throughout the Lease Term. The size and the appearance of the Exterior Signage shall be subject to the prior approval of Landlord, which approval shall not unreasonably be withheld, conditioned or delayed. The installation, maintenance and removal of such Exterior Signage shall be performed at Tenant’s expense in accordance with the terms and conditions governing alterations pursuant to Section 9 of the Lease.

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Notwithstanding the foregoing provisions of this Section XI to the contrary, within thirty (30) days after the date on which (i) there occurs, and remains uncured, a Monetary Default of Tenant (beyond applicable notice and period of cure), (ii) Imprivata, Inc. (or an Affiliate or successor to Tenant by Ownership Change) is no longer leasing at least 25,000 rentable square feet in the Building, or (iii) the Term of the Lease expires or is terminated, then Tenant shall, at its cost and expense, remove the Exterior Signage and restore all damage to the Building caused by the installation and/or removal of such Exterior Signage, which removal and restoration shall be performed in accordance with the terms and conditions governing alterations pursuant to Section 9 of the Lease. The right to the Exterior Signage granted pursuant to this Section XI is personal to Imprivata, Inc. (and its Affiliates or successor to Tenant by Ownership Change) and may not be exercised by any occupant, subtenant, or other assignee of Imprivata, Inc., other than an Affiliate or successor to Tenant by Ownership Change. Landlord shall cooperate with Tenant’s efforts to obtain any permit or approval required or desirable in connection with the installation of the Exterior Signage, and Tenant shall reimburse Landlord for its reasonable third party out-of-pocket costs incurred in connection with providing such cooperation.

XII. Miscellaneous.

A. Under no circumstances shall Tenant be entitled to any rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Third Amendment.

B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C. In the case of any inconsistency between the provisions of the Lease and this Third Amendment, the provisions of this Third Amendment shall govern and control.

D. Submission of this Third Amendment by Landlord is not an offer to enter into this Third Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Third Amendment until Landlord has executed and delivered the same to Tenant.

E. The capitalized terms used in this Third Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Third Amendment.

F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Third Amendment, other than T3 Realty Advisors (“Tenant’s Broker”) and Richards Barry Joyce & Partners, LLC (“Landlord’s Broker”) (collectively, “Broker”). Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any brokers, other than Broker, claiming to have represented Tenant in connection with this Third Amendment. Landlord hereby

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represents to Tenant that Landlord has dealt with no broker in connection with this Third Amendment, other than Broker. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents harmless from all claims of any brokers, other than Broker, claiming to have represented Landlord in connection with this Third Amendment. Landlord shall be responsible for any commission payable to Broker by reason of this Third Amendment.

G. Each signatory of this Third Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

[Signatures on following page]

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Third Amendment as of the day and year first above written.

LANDLORD: NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Raymond P. Trevisan
Name: Raymond P. Trevisan Title: Vice President

TENANT: IMPRIVATA, INC., a Delaware corporation

By:	/s/ Jeff Kalowski
Name: Jeff Kalowski Title: CEO

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EXHIBIT A

PLAN OF RELOCATION PREMISES

EXISTING THIRD FLOOR PLAN

EXISTING CONDITIONS FOR:

10 MAGUIRE ROAD

LEXINGTON, MASSACHUSETTS

THIRD FLOOR

EC3

Walsh/Cochis Associates Inc.
Architects & Consultants

FOURTH AMENDMENT

THIS FOURTH AMENDMENT (the “Fourth Amendment”) is made and entered into as of the 28th day of December, 2012, by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”), and IMPRIVATA, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain office lease agreement dated April 24, 2007, which lease has been previously amended by a First Amendment dated as January 14, 2009 (“First Amendment”), a Second Amendment to Lease dated as of April 16, 2010 (“Second Amendment”), and a Third Amendment to Lease dated as of March 2, 2012 (“Third Amendment”), and related Right of First Offer Letter dated October 29, 2012 (“Right of First Offer Letter”) (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 29,887 rentable square feet located on the third (3rd) floor, and 12,583 rentable square feet located on the second (2nd) floor (collectively, the “Original Premises”) of the Building 1 portion of the building located at 10 Maguire Road, Lexington, Massachusetts (the “Building”). The Original Premises contain, in the aggregate, 42,470 rentable square feet.

B. Tenant has requested that additional space containing approximately 7,280 rentable square feet on the second (2nd) floor of the Building shown on Exhibit A hereto (the “Expansion Space”) be added to the Original Premises, and that the Lease be appropriately amended, and Landlord is willing to do the same on the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I. Expansion and Effective Date. Effective as of the Expansion Effective Date (defined below), the Premises, as defined in the Lease, is increased from 42,470 rentable square feet on the second (2nd ) and third (3rd) floors of the Building to 49,750 rentable square feet on the second (2nd ) and third (3rd) floors of the Building by the addition of the Expansion Space. From and after the Expansion Effective Date, references in the Lease to the Premises shall be deemed to refer to the Original Premises and the Expansion Space, collectively. The Term for the Expansion Space shall commence on the Expansion Effective Date, and end on the expiration of the Term, which, unless sooner terminated in accordance with the Lease, shall mean September 30, 2019 (“Termination Date”). Landlord shall deliver the Expansion Space to Tenant with the utility service to same separately metered and in good working condition. The Expansion Space is subject to all the terms and conditions of the Lease (including, without limitation, the Right of First Offer, as set forth in Section VII of the Third Amendment), except as expressly modified herein, and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

A. The “Expansion Effective Date” shall be December 1, 2012.

B. The “Expansion Rent Commencement Date” shall be July 1, 2013.

II. Base Rent. In addition to Tenant’s obligation to pay Base Rent for the Original Premises, Tenant shall pay Base Rent for the Expansion Space as follows:

Time Period	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
Expansion Effective Date -6/30/13:	$-0-	$-0-	$-0-
7/1/13-2/28/14	$22.00	$160,160.00	$13,346.67
3/1/14-2/28/15	$22.75	$165,620.00	$13,801.67
3/1/15-2/29/16	$23.50	$171,080.00	$14,256.67
3/1/16-2/28/17	$24.25	$176,540.00	$14,711.67
3/1/17-2/28/18	$25.00	$182,000.00	$15,166.67
3/1/18-2/28/19	$25.75	$187,460.00	$15,621.67
3/1/19-9/30/19	$26.50	$192,920.00	$16,076.67

All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

Tenant shall have no obligation to pay Annual Base Rent for the period commencing as of the Expansion Effective Date, and expiring as of June 30, 2013 (the “Rent Abatement Period”). During the Rent Abatement Period, only Annual Base Rent shall be abated, and all Additional Rent and other costs and charges specified in the Lease shall remain as due and payable with respect to the Expansion Space pursuant to the provisions of the Lease.

III. Letter of Credit. The parties hereby acknowledge that Landlord is currently holding a Security Deposit in the form of a Letter of Credit in the amount of Eighty-Five Thousand Seven Hundred One and 00/100 Dollars ($85,701.00) pursuant to Section 6 of the Lease, as modified by Section 2.01 of the First Amendment, Section VI of the Second Amendments and Section VIII of the Third Amendment. The Letter of Credit shall continue to be held by Landlord in accordance with the terms of the Lease, except that there shall be no further reductions in the Letter of Credit.

IV. Tenant’s Pro Rata Share. For the period commencing with the Expansion Effective Date, and ending on the Termination Date, Tenant’s Pro Rata Share for the Expansion Space is 2.55% (i.e., 7,280 rentable square feet of the Expansion Space divided by 285,133 rentable square feet of the Building).

V. Expenses and Taxes. For the period commencing with the Expansion Effective Date, and ending on the Termination Date, Tenant shall pay for Tenant’s Pro Rata Share of Expenses and Taxes applicable to the Expansion Space in accordance with the terms of the Lease, provided, however, during such period,

(i) the Base Year for the computation of Tenant’s Pro Rata Share of Expenses applicable to the Expansion Space is calendar year 2013; and

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(ii) the Base Year for the computation of Tenant’s Pro Rata Share of Taxes applicable to the Expansion Space is fiscal year 2014 (i.e., July 1, 2013, through June 30, 2014).

VI. Improvements to Expansion Space.

A. Condition of Expansion Space. Landlord shall deliver the Expansion Space to Tenant on the Expansion Effective Date in broom clean condition, free of all personal property, debris and free of any occupants. Tenant has inspected the Expansion Space and agrees to accept the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Fourth Amendment.

B. Responsibility for Improvements to Expansion Space. Tenant may perform improvements to the Expansion Space in accordance with the Work Letter attached hereto as Exhibit B, and Tenant shall be entitled to an improvement Expansion Space Allowance in connection with such work as more fully described in Exhibit B.

VII. Electricity. Tenant shall pay, as Additional Rent, for all electricity consumed in the Expansion Space in accordance with the terms and conditions set forth in Section 7 of the Lease.

VIII. Relocation Date and Extended Termination Date. Landlord and Tenant agree that the Relocation Date (as that term is defined in the Third Amendment) occurred on September 10, 2012, and that the Extended Termination Date is September 30, 2019.

IX. Extension Option. The Extension Option set forth in Section V of the Third Amendment shall apply to both the Original Premises and the Expansion Space (and may be exercised only with respect to the entirety of both such spaces); provided, however, that Section V of the Third Amendment shall be modified as follows:

(i) Section V.A. is deleted and the following is substituted in its place:

“Grant of Option; Conditions. Tenant shall have the right to extend the Term (the “Extension Option”) for one (1) additional period of five (5) years, commencing on October 1, 2019, and ending on September 30, 2024 (the “Fourth Extended Term”), if:”

(ii) Section V.A.(i) is deleted and the following is substituted in its place:

“(i) Landlord received notice of exercise (“Initial Extension Notice”) not later than October 1, 2018, and not earlier than July 1, 2018.”

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(iii) The first (1st) sentence of Section V.B.(i) is deleted and the following is substituted in its place:

“(i) The initial Base Rent rate per rentable square foot during the Fourth Extended Term with respect to the Original Premises shall equal the greater of (i) $25.50 per rentable square foot per annum, or (ii) the Prevailing Market rate (hereinafter defined) per rentable square foot for the Original Premises, and the initial Base Rent rate per rentable square foot during the Fourth Extended Term with respect to the Expansion Space shall equal the greater of (iii) $26.50 per rentable square foot per annum, or (iv) the Prevailing Market rate (hereinafter defined) per rentable square foot for the Expansion Space.”

X. Termination Option. The Termination Right, as set forth in Section VI of the Third Amendment, shall apply to both the Original Premises and the Expansion Space (and may be exercised only with respect to the entirety of the Expansion Space and the Original Premises, collectively); provided, however, that Section VI of the Third Amendment shall be modified as follows:

(i) The first (1st) sentence of Section VI.A. is deleted and the following is substituted in its place:

“A. Tenant shall have the right (the “Termination Right”) to terminate the Term of the Lease effective as of September 30, 2017 (the “Effective Termination Date”), by giving Landlord a written termination notice (the “Tenant’s Termination Notice”) on or before September 30, 2016, and by paying to Landlord simultaneously with the delivery of Tenant’s Termination Notice, the Termination Fee, as hereinafter defined.”

(ii) Section VI.B is deleted and the following is substituted in its place:

For the purposes hereof, the “Termination Fee” shall be $837,077.49.”

XI. Notices. For all purposes of the Lease, the notice address for Landlord is as follows:

Normandy Lexington Acquisition LLC

c/o Normandy Real Estate Management

53 Maple Avenue

Morristown, New Jersey 07960

Attention: Corporate Counsel

And a copy to:

Normandy Real Estate Partners

53 Maple Avenue

Morristown, New Jersey 07960

Attention: Steve Smith, Director

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And a copy to:

Goulston & Storrs, P.C.

400 Atlantic Avenue

Boston, Massachusetts 02110

Attention: Normandy Real Estate

XII. Inapplicable Lease Provisions. Exhibit C to the Lease and Schedule I to Exhibit C to the Lease (Work Letter) and Section IV of the Second Amendment (Abatement of Rent) shall have no applicability with respect to this Fourth Amendment.

XIII. Miscellaneous.

A. This Fourth Amendment and the Lease set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Fourth Amendment.

B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C. In the case of any inconsistency between the provisions of the Lease and this Fourth Amendment, the provisions of this Fourth Amendment shall govern and control. In the case of any inconsistency between the provisions of the Right of First Offer Letter and this Fourth Amendment, the provisions of this Fourth Amendment shall govern and control.

D. Submission of this Fourth Amendment by Landlord is not an offer to enter into this Fourth Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Fourth Amendment until Landlord has executed and delivered the same to Tenant.

E. The capitalized terms used in this Fourth Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Fourth Amendment.

F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Fourth Amendment, other than T3 Realty Advisors (“Tenant’s Broker”) and Richards Barry Joyce & Partners, LLC (“Landlord’s Broker”) (collectively, the “Brokers”). Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any brokers, other than the Brokers, claiming to have represented Tenant in connection with this Fourth Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker, other than the Brokers, in connection with this Fourth Amendment. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents harmless from all claims of any brokers claiming to have represented Landlord in connection with this Fourth Amendment. Landlord shall be responsible for any commission payable to the Brokers by reason of this Fourth Amendment.

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G. Each signatory of this Fourth Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

[Signatures are on following page]

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

WITNESS/ATTEST:	LANDLORD:

/s/ Holly Barry	NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company
Name (print): Holly Barry

/s/ Kristen Peters
Name (print): Kristen Peters
	By:	/s/ Joseph Adamo
Name: Joseph Adamo Title: Vice President

WITNESS/ATTEST:	TENANT:

/s/ Kate Smolen	IMPRIVATA, INC., a Delaware corporation
Name (print): Kate Smolen

/s/ Donna Synan
Name (print): Donna Synan
	By:	/s/ Jeff Kalowski
Name: Jeff Kalowski Title: CFO

EXHIBIT A

Outline and Location of Expansion Space

Exhibit A-1

EXHIBIT B

Work Letter

This Exhibit is attached to and made a part of the Fourth Amendment by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”), and IMPRIVATA, INC., a Delaware corporation (“Tenant”) for space in the Building located at 10 Maguire Road, Lexington, Massachusetts.

As used in this Workletter, the “Premises” shall be deemed to mean the Expansion Space, as defined in the attached Amendment.

Alterations and Expansion Space Allowance.

A.	From and after the Expansion Effective Date, Tenant shall have the right to perform alterations and improvements in the Premises (the “Expansion Space Alterations”). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Expansion Space Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Section 9 of the Lease, including, without limitation, approval by Landlord of the final plans for the Expansion Space Alterations and the contractors to be retained by Tenant to perform such Expansion Space Alterations. Landlord’s consent is solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely on Landlord’s consent, or its approval of Tenant’s plans, for any purpose whatsoever. Tenant shall be responsible for all elements of the design of Tenant’s plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans shall in no event relieve Tenant of the responsibility for such design. Landlord’s approval of the contractors to perform the Expansion Space Alterations shall not be unreasonably withheld, delayed or conditioned. The parties agree that Landlord’s approval of the general contractor to perform the Expansion Space Alterations shall not be considered to be unreasonably withheld if any such general contractor (i) does not have trade references reasonably acceptable to Landlord, (ii) does not maintain insurance as required pursuant to the terms of this Lease, (iii) does not have the ability to be bonded for the work in an amount of no less than 150% of the total estimated cost of the Expansion Space Alterations, (iv) does not provide current financial statements reasonably acceptable to Landlord, or (v) is not licensed as a contractor in the Commonwealth of Massachusetts. Tenant acknowledges the foregoing is not intended to be an exclusive list of the reasons why Landlord may reasonably withhold its consent to a general contractor. Landlord hereby approves Avison Young Construction, formerly known as Walsh Construction (“AY”) as Tenant’s general contractor.

Exhibit B-1

B.	Provided Tenant is not in default (after the expiration of any applicable grace or cure period), Landlord agrees to contribute Two Hundred Eighteen Thousand Four Hundred and 00/100 Dollars ($218,400.00) (the “Expansion Space Expansion Space Allowance”) toward the cost of performing the Expansion Space Alterations in preparation of Tenant’s occupancy of the Premises. The Expansion Space Allowance may only be used for the cost of preparing design and construction documents and mechanical and electrical plans for the Expansion Space Alterations and for hard costs in connection with the Expansion Space Alterations, and including wiring and cabling. The Expansion Space Allowance, less a 10% retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord’s option, to the order of the general contractor that performs the Expansion Space Alterations, in periodic disbursements within thirty (30) days after receipt of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (ii) a certification from an AIA architect substantially in the form of the Architect’s Certificate for Payment which is located on AIA Document G-702, Application and Certificate of Payment; (iii) Contractor’s, subcontractor’s and material supplier’s waivers of liens which shall cover all Expansion Space Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of the Commonwealth of Massachusetts, together with all such invoices, contracts, or other supporting data as Landlord or Landlord’s Mortgagee may reasonably require; (iv) a cost breakdown for each trade or subcontractor performing the Expansion Space Alterations; (v) plans and specifications for the Expansion Space Alterations, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Premises; (vi) copies of all construction contracts for the Expansion Space Alterations, together with copies of all change orders, if any; and (vii) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Expansion Space Alterations. Upon completion of the Expansion Space Alterations, and prior to final disbursement of the Expansion Space Allowance, Tenant shall furnish Landlord with: (1) general contractor and architect’s completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, (4) as-built plans of the Expansion Space Alterations, and (5) the certification of Tenant and its architect that the Expansion Space Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Expansion Space Allowance more than one time per month. If the Expansion Space Alterations exceed the Expansion Space Allowance, Tenant shall be entitled to the Expansion Space Allowance in accordance with the terms hereof, but each individual disbursement of the Expansion Space Allowance shall be disbursed in the proportion that the Expansion Space Allowance bears to the total cost for the Expansion Space Alterations, less the 10% retainage referenced above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Expansion Space Allowance during the continuance of an uncured default under the Lease, and Landlord’s obligation to disburse shall only resume when and if such default is cured.

Exhibit B-2

C.	In no event shall the Expansion Space Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. If Tenant does not submit a request for payment of the entire Expansion Space Allowance to Landlord in accordance with the provisions contained in this Exhibit by December 1, 2014, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Notwithstanding the foregoing; provided that Tenant has commenced construction of the Expansion Space Alterations before December 1, 2014, and is diligently pursuing the completion thereof, Tenant may elect to extend the foregoing deadline until May 31, 2015, by giving Landlord notice of such election before December 1, 2014. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Expansion Space Alterations and/or Expansion Space Allowance. Landlord shall be entitled to deduct from the Expansion Space Allowance a construction management fee for Landlord’s oversight of the Expansion Space Alterations in an amount equal to 5% of the total cost of the Expansion Space Alterations; provided, however, that such fee shall be waived if Tenant employs AY as its general contractor.

D.	Tenant agrees to accept the Premises in its “as-is” condition and configuration, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Expansion Space Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises.

E.	This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

Exhibit B-3

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (the “Fifth Amendment”) is made and entered into as of the 13th day of August, 2013, by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”), and IMPRIVATA, INC., a Delaware corporation (“Tenant”).

RECITALS

A.	Landlord and Tenant are parties to that certain office lease agreement dated April 24, 2007, which lease has been previously amended by a First Amendment dated as of January 14, 2009 (“First Amendment”), a Second Amendment to Lease dated as of April 16, 2010 (“Second Amendment”), and a Third Amendment to Lease dated as of March 2, 2012 (“Third Amendment”), a related Right of First Offer Letter dated October 29, 2012 (“Right of First Offer Letter”), and a Fourth Amendment dated as of December 28, 2012 (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 29,887 rentable square feet located on the third (3rd) floor, and 19,863 rentable square feet located on the second (2nd) floor (collectively, the “Original Premises”) of the Building 1 portion of the building located at 10 Maguire Road, Lexington, Massachusetts (the “Building”). The Original Premises contain, in the aggregate, 49,750 rentable square feet.

B.	Tenant has requested that additional expansion space containing approximately 9,924 rentable square feet on the first (1st) floor of the Building shown on Exhibit A hereto (the “Additional Expansion Space”) be added to the Original Premises, and that the Lease be appropriately amended, and Landlord is willing to do the same on the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.	Expansion and Effective Date.

Effective as of the Expansion Effective Date (defined below), the Premises, as defined in the Lease, shall be increased from 49,750 rentable square feet on the second (2nd) and third (3rd) floors of the Building to 59,674 rentable square feet on the first (1st), second (2nd) and third (3rd) floors of the Building by the addition of the Additional Expansion Space. From and after the Expansion Effective Date, references in the Lease to the Premises shall be deemed to refer to the Original Premises and the Additional Expansion Space, collectively. The Term for the Additional Expansion Space shall commence on the Expansion Effective Date, and end on the expiration of the Term, which, unless sooner terminated in accordance with the Lease, shall mean September 30, 2019 (“Termination Date”). The Additional Expansion Space is subject to all the terms and conditions of the Lease (including, without limitation, the Right of First Offer, as set forth in Section VII of the Third Amendment), except as expressly modified herein, and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Additional Expansion Space.

A.	The “Expansion Effective Date” shall be October 1, 2013.

B.	The “Expansion Rent Commencement Date” shall be February 1, 2014.

II.	Base Rent.

In addition to Tenant’s obligation to pay Base Rent for the Original Premises, Tenant shall pay Base Rent for the Additional Expansion Space as follows:

Time Period	Annual Rate Per Rentable Square Foot	Annual Base Rent		Monthly Base Rent
10/1/13-1/31/14	$-0-	$-0-		$-0-
2/1/14-1/31/15	$22.50	$223,290.00		$18,607.50
2/1/15-1/31/16	$23.25	$230,733.00		$19,227.75
2/1/16-1/31/17	$24.00	$238,176.00		$19,848.00
2/1/17-1/31/18	$24.75	$245,619.00		$20,468.25
2/1/18-1/31/19	$25.50	$253,062.00		$21,088.50
2/1/19-9/30/19	$26.25	$260,505.00	*	$21,708.75

*	Annualized

All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

Tenant shall have no obligation to pay Annual Base Rent for the period commencing as of the Expansion Effective Date, and expiring as of January 31, 2014 (the “Rent Abatement Period”). During the Rent Abatement Period, only Annual Base Rent shall be abated, and all Additional Rent and other costs and charges specified in the Lease shall remain as due and payable with respect to the Additional Expansion Space pursuant to the provisions of the Lease.

III.	Tenant’s Pro Rata Share.

For the period commencing with the Expansion Effective Date, and ending on the Termination Date, Tenant’s Pro Rata Share for the Additional Expansion Space shall be 3.48% (i.e., 9,924 rentable square feet of the Additional Expansion Space divided by 285,133 rentable square feet of the Building).

IV.	Expenses and Taxes.

For the period commencing with the Expansion Effective Date, and ending on the Termination Date, Tenant shall pay Tenant’s Pro Rata Share of Expenses and Taxes applicable to the Additional Expansion Space in accordance with the terms of the Lease, provided, however, during such period:

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(i)	the Base Year for the computation of Tenant’s Pro Rata Share of Expenses applicable to the Additional Expansion Space shall be calendar year 2014; and

(ii)	the Base Year for the computation of Tenant’s Pro Rata Share of Taxes applicable to the Additional Expansion Space shall be fiscal year 2014 (i.e., July 1, 2013, through June 30, 2014).

V.	Condition of Additional Expansion Space. Landlord shall deliver the Additional Expansion Space to Tenant on the Expansion Effective Date in broom-clean condition, free of all personal property, debris and free of any occupants. Tenant has inspected the Additional Expansion Space and agrees to accept the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Fifth Amendment.

VI.	Responsibility for Improvements to Additional Expansion Space. Tenant may perform improvements to the Additional Expansion Space in accordance with the Work Letter attached hereto as Exhibit B, and Tenant shall be entitled to an improvement Additional Expansion Space Allowance in connection with such work as more fully described in Exhibit B. In any event the Additional Expansion Space Alterations (as that term is defined in Exhibit B) shall include the construction of a demising wall separating the Additional Expansion Space from the adjacent space in the Building, and such work shall be performed promptly after the Expansion Effective Date. In addition to the Additional Expansion Space Allowance, Landlord shall reimburse Tenant fifty percent (50%) of the cost to construct the demising wall, which sum shall be paid together with the Additional Expansion Space Allowance.

VII.	Electricity. Tenant shall pay, as Additional Rent, for all electricity consumed in the Additional Expansion Space in accordance with the terms and conditions set forth in Section 7 of the Lease.

VIII.	Extension Option. The Extension Option set forth in Section V of the Third Amendment, as amended by Section IX of the Fourth Amendment shall apply to both the Original Premises and the Additional Expansion Space (and may be exercised only with respect to the entirety of both such spaces).

IX.	Termination Option. The Termination Right, as set forth in Section VI of the Third Amendment, as amended by Section X of the Fourth Amendment, shall apply to both the Original Premises and the Additional Expansion Space (and may be exercised only with respect to the entirety of the Additional Expansion Space and the Original Premises, collectively); provided, however, that the Termination Fee amount of $837,077.49 set forth in Section X (ii) of the Fourth Amendment shall be deleted in its entirety, and the figure “$1,029,488.97” shall be substituted therefor.

X.

Letter of Credit. The parties hereby acknowledge that Landlord is currently holding a Security Deposit in the form of a Letter of Credit in the amount of Eighty-Five Thousand Seven Hundred One and 00/100 Dollars ($85,701.00) pursuant to Section 6 of the Lease,

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as modified by Section 2.01 of the First Amendment, Section VI of the Second Amendment, Section VIII of the Third Amendment, and Section III of the Fourth Amendment. The parties hereby further acknowledge that with respect to the Additional Expansion Space, Tenant shall deliver to Landlord, at the time that Tenant executes and delivers this Fifth Amendment to Landlord, an additional Security Deposit in the amount of Thirty-Four Thousand Seven Hundred Sixteen and 27/100 Dollars ($34,716.27) (the “Additional Security Deposit”), thereby increasing the Security Deposit to equal One Hundred Twenty Thousand Four Hundred Seventeen and 27/100 Dollars ($120,417.27) (the “Total Security Deposit”). Such increase shall be accomplished by having Tenant provide Landlord with either (i) a substitute Letter of Credit, in form reasonably satisfactory to Landlord, in the amount of the Total Security Deposit or (ii) an amendment to the existing Letter of Credit in the amount of the Additional Security Deposit. The Total Security Deposit shall continue to be held by Landlord in accordance with the terms of the Lease.

XI.	Inapplicable Lease Provisions.

Exhibit C to the Lease and Schedule I to Exhibit C to the Lease (Work Letter) and Section IV of the Second Amendment (Abatement of Rent), and Exhibit B of the Fourth Amendment (Work Letter) shall have no applicability with respect to this Fifth Amendment.

XII.	Miscellaneous.

A.	This Fifth Amendment and the Lease set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Fifth Amendment.

B.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C.	In the case of any inconsistency between the provisions of the Lease and this Fifth Amendment, the provisions of this Fifth Amendment shall govern and control.

D.	Submission of this Fifth Amendment by Landlord is not an offer to enter into this Fifth Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Fifth Amendment until Landlord has executed and delivered the same to Tenant.

E.	The capitalized terms used in this Fifth Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Fifth Amendment.

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F.	Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Fifth Amendment, other than T3 Realty Advisors (“Tenant’s Broker”) and Richards Barry Joyce & Partners, LLC (“Landlord’s Broker”) (collectively, the “Brokers”). Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any brokers, other than the Brokers, claiming to have represented Tenant in connection with this Fifth Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker, other than the Brokers, in connection with this Fifth Amendment. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents harmless from all claims of any brokers claiming to have represented Landlord in connection with this Fifth Amendment. Landlord shall be responsible for any commission payable to the Brokers by reason of this Fifth Amendment.

G.	Each signatory of this Fifth Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Fifth Amendment as of the day and year first above written.

LANDLORD: NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ James Adamo
Name:	James Adamo
Title:	Vice President

TENANT: IMPRIVATA, INC., a Delaware limited liability company

By:	/s/ Jeff Kalowski
Name:	Jeff Kalowski
Title:	CFO

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EXHIBIT A

OUTLINE AND LOCATION OF ADDITIONAL EXPANSION SPACE

See attached plan.

Exhibit A-1

Exhibit A-2

EXHIBIT B

WORK LETTER

This Exhibit is attached to and made a part of the Fifth Amendment by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”), and IMPRIVATA, INC., a Delaware corporation (“Tenant”) for space in the Building located at 10 Maguire Road, Lexington, Massachusetts.

As used in this Workletter, the “Premises” shall be deemed to mean the Additional Expansion Space, as defined in the attached Amendment.

Alterations and Additional Expansion Space Allowance.

A.	From and after the Expansion Effective Date, Tenant shall have the right to perform alterations and improvements in the Premises (the “Additional Expansion Space Alterations”). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Additional Expansion Space Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Section 9 of the Lease, including, without limitation, approval by Landlord of the final plans for the Additional Expansion Space Alterations and the contractors to be retained by Tenant to perform such Additional Expansion Space Alterations. Landlord’s consent is solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely on Landlord’s consent, or its approval of Tenant’s plans, for any purpose whatsoever. Tenant shall be responsible for all elements of the design of Tenant’s plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans shall in no event relieve Tenant of the responsibility for such design. Landlord’s approval of the contractors to perform the Additional Expansion Space Alterations shall not be unreasonably withheld, delayed or conditioned. The parties agree that Landlord’s approval of the general contractor to perform the Additional Expansion Space Alterations shall not be considered to be unreasonably withheld if any such general contractor (i) does not have trade references reasonably acceptable to Landlord, (ii) does not maintain insurance as required pursuant to the terms of this Lease, (iii) does not have the ability to be bonded for the work in an amount of no less than 150% of the total estimated cost of the Additional Expansion Space Alterations, (iv) does not provide current financial statements reasonably acceptable to Landlord, or (v) is not licensed as a contractor in the Commonwealth of Massachusetts. Tenant acknowledges the foregoing is not intended to be an exclusive list of the reasons why Landlord may reasonably withhold its consent to a general contractor. Landlord hereby approves Avison Young Construction, formerly known as Walsh Construction (“AY”) as Tenant’s general contractor.

Exhibit B-1

B.

Provided Tenant is not in default (after the expiration of any applicable grace or cure period), Landlord agrees to contribute Three Hundred Forty-Seven Thousand Three Hundred Forty and 00/100 Dollars ($347,340.00) (the “Additional Expansion Space Allowance”) toward the cost of performing the Additional Expansion Space Alterations in preparation of Tenant’s occupancy of the Premises. The Additional Expansion Space Allowance may only be used for the cost of preparing design and construction documents and mechanical and electrical plans for the Additional Expansion Space Alterations and for hard costs in connection with the Additional Expansion Space Alterations, and including wiring and cabling. The Additional Expansion Space Allowance, less a 10% retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord’s option, to the order of the general contractor that performs the Additional Expansion Space Alterations, in periodic disbursements within thirty (30) days after receipt of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (ii) a certification from an AIA architect substantially in the form of the Architect’s Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; (iii) Contractor’s, subcontractor’s and material supplier’s waivers of liens which shall cover all Additional Expansion Space Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of the Commonwealth of Massachusetts, together with all such invoices, contracts, or other supporting data as Landlord or Landlord’s Mortgagee may reasonably require; (iv) a cost breakdown for each trade or subcontractor performing the Additional Expansion Space Alterations; (v) plans and specifications for the Additional Expansion Space Alterations, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Premises; (vi) copies of all construction contracts for the Additional Expansion Space Alterations, together with copies of all change orders, if any; and (vii) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Additional Expansion Space Alterations. Upon completion of the Additional Expansion Space Alterations, and prior to final disbursement of the Additional Expansion Space Allowance, Tenant shall furnish Landlord with: (1) general contractor and architect’s completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, (4) as-built plans of the Additional Expansion Space Alterations, and (5) the certification of Tenant and its architect that the Additional Expansion Space Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Additional Expansion Space Allowance more than one time per month. If the Additional Expansion Space Alterations exceed the Additional Expansion Space Allowance, Tenant shall be entitled to the Additional Expansion Space Allowance in accordance with the terms hereof, but each

Exhibit B-2

individual disbursement of the Additional Expansion Space Allowance shall be disbursed in the proportion that the Additional Expansion Space Allowance bears to the total cost for the Additional Expansion Space Alterations, less the 10% retainage referenced above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Additional Expansion Space Allowance during the continuance of an uncured default under the Lease, and Landlord’s obligation to disburse shall only resume when and if such default is cured.

C.	In no event shall the Additional Expansion Space Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. If Tenant does not submit a request for payment of the entire Additional Expansion Space Allowance to Landlord in accordance with the provisions contained in this Exhibit by February 1, 2016, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Notwithstanding the foregoing, provided that Tenant has commenced construction of the Additional Expansion Space Alterations before February 1, 2016, and is diligently pursuing the completion thereof, Tenant may elect to extend the foregoing deadline until July 31, 2016, by giving Landlord notice of such election before February 1, 2016. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Additional Expansion Space Alterations and/or Additional Expansion Space Allowance. Landlord shall be entitled to deduct from the Additional Expansion Space Allowance a construction management fee for Landlord’s oversight of the Additional Expansion Space Alterations in an amount equal to 5% of the total cost of the Additional Expansion Space Alterations; provided however that such fee shall be waived if Tenant employs AY, or any successor general contractor used by Landlord, as its general contractor.

D.	Tenant agrees to accept the Premises in its “as-is” condition and configuration, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Additional Expansion Space Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises.

E.	This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

Exhibit B-3

SIXTH AMENDMENT

THIS SIXTH AMENDMENT (the “Sixth Amendment”) is made and entered into as of the 14th day of January, 2014 (the “Execution Date”), by and between NORMANDY LEXINGTON ACQUISITION LLC, a Delaware limited liability company (“Landlord”), and IMPRIVATA, INC., a Delaware corporation (“Tenant”).

RECITALS

A.	Landlord and Tenant are parties to that certain office lease agreement dated April 24, 2007, which lease has been previously amended by a First Amendment dated as of January 14, 2009 (“First Amendment”), a Second Amendment to Lease dated as of April 16, 2010 (“Second Amendment”), and a Third Amendment to Lease dated as of March 2, 2012 (“Third Amendment”), a related Right of First Offer Letter dated October 29, 2012 (“Right of First Offer Letter”), a Fourth Amendment dated as of December 28, 2012, and a Fifth Amendment dated August 13, 2013 (the “Fifth Amendment”) (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 29,887 rentable square feet located on the third (3rd) floor, 19,863 rentable square feet located on the second (2nd) floor, and 9,924 rentable square feet on the first (1st) floor (collectively, the “Original Premises”) of the Building 1 portion of the building located at 10 Maguire Road, Lexington, Massachusetts (the “Building”). The Original Premises contain, in the aggregate, 59,674 rentable square feet.

B.	Tenant has requested that Additional Expansion Premises containing approximately 12,344 rentable square feet on the first (1st) floor of the Building shown on Exhibit A hereto (the “Additional Expansion Premises”) be added to the Original Premises, and that the Lease be appropriately amended, and Landlord is willing to do the same on the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.	Expansion and Expansion Date.

Effective as of the Expansion Date (defined below), the Premises, as defined in the Lease, shall be increased from 59,674 rentable square feet on the first (1st), second (2nd) and third (3rd) floors of the Building to 72,018 rentable square feet on the first (1st), second (2nd) and third (3rd) floors of the Building by the addition of the Additional Expansion Premises. From and after the Expansion Date, references in the Lease to the Premises shall be deemed to refer to the Original Premises and the Additional Expansion Premises, collectively. The Term for the Additional Expansion Premises shall commence on the Expansion Date and shall end on September 30, 2019, i.e., the Termination Date (as that term is defined in the Fifth Amendment). The Additional Expansion Premises is subject

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to all the terms and conditions of the Lease (including, without limitation, the Right of First Offer, as set forth in Section VII of the Third Amendment), except as expressly modified herein, and except that Tenant shall not be entitled to receive any allowances, abatements or other Financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Additional Expansion Premises.

A.	The “Expansion Date” shall be the Execution Date set forth above.

B.	The “Expansion Rent Commencement Date” shall be September 1, 2014.

II.	Base Rent.

In addition to Tenant’s obligation to pay Base Rent for the Original Premises, Tenant shall pay Base Rent for the Additional Expansion Premises as follows:

Time Period	Annual Rate Per Rentable Square Foot	Annual Base Rent		Monthly Base Rent
Execution Date – 8/31/14	$-0-	$-0-		$-0-
9/1/14 – 6/30/15	$23.50	$290,084.00	*	$24,173.67
7/1/15 – 6/30/16	$24.00	$296,256.00		$24,688.00
7/1/16 – 6/30/17	$24.50	$302,428.00		$25,202.33
7/1/17 – 6/30/18	$25.00	$308,600.00		$25,716.67
7/1/18 – 9/30/19	$25.50	$314,772.00	*	$26,231.00

*	Annualized

All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

Tenant shall have no obligation to pay Annual Base Rent for the period commencing as of the Expansion Date, and expiring as of August 31, 2014 (the “Rent Abatement Period”). During the Rent Abatement Period, only Annual Base Rent shall be abated, and all Additional Rent and other costs and charges specified in the Lease shall remain as due and payable with respect to the Additional Expansion Premises pursuant to the provisions of the Lease.

III.	Tenant’s Pro Rata Share.

For the period commencing with the Expansion Date, and ending on the Termination Date, Tenant’s Pro Rata Share for the Additional Expansion Premises shall be 4.33% (i.e., 12,344 rentable square feet of the Additional Expansion Premises divided by 285,133 rentable square feet of the Building).

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IV.	Expenses and Taxes.

For the period commencing with the Expansion Date, and ending on the Termination Date, Tenant shall pay Tenant’s Pro Rata Share of Expenses and Taxes applicable to the Additional Expansion Premises in accordance with the terms of the Lease, provided, however, during such period:

(i)	the Base Year for the computation of Tenant’s Pro Rata Share of Expenses applicable to the Additional Expansion Premises shall be calendar year 2014; and

(ii)	the Base Year for the computation of Tenant’s Pro Rata Share of Taxes applicable to the Additional Expansion Premises shall be fiscal year 2014 (i.e. July 1, 2013, through June 30, 2014).

V.	Condition of Additional Expansion Premises. Landlord shall deliver the Additional Expansion Premises to Tenant on the Expansion Date in broom-clean condition, free of all personal property, debris and free of any occupants. Tenant has inspected the Additional Expansion Premises and agrees to accept the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Sixth Amendment. Notwithstanding the foregoing, if electric service to the Additional Expansion Premises is not separately metered or submetered, Landlord shall, it its expense, cause the electric service to the Additional Expansion Premises either (i) to be separately metered or submetered or (ii) to be connected to the meter or submeter servicing the Original Premises. If such work is necessary it will be performed during the time that Tenant performs the Additional Expansion Premises Alterations (defined in Exhibit B)

VI.	Responsibility for Improvements to Additional Expansion Premises. Tenant may perform improvements to the Additional Expansion Premises in accordance with the Work Letter attached hereto as Exhibit B, and Tenant shall be entitled to an improvement Additional Expansion Premises Allowance in connection with such work as more fully described in Exhibit B. In any event the Additional Expansion Premises Alterations (as that term is defined in Exhibit B) shall include the construction of a demising wall separating the Additional Expansion Premises from the adjacent space in the Building, and such work shall be performed promptly after the Expansion Date.

VII.	Electricity. Tenant shall pay, as Additional Rent, for all electricity consumed in the Additional Expansion Premises in accordance with the terms and conditions set forth in Section 7 of the Lease.

VIII.	Extension Option. The Extension Option set forth in Section V of the Third Amendment, as amended by Section IX of the Fourth Amendment and Section VIII of the Fifth Amendment, shall apply to both the Original Premises and the Additional Expansion Premises (and may be exercised only with respect to the entirety of both such spaces).

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IX.	Termination Option. The Termination Right, as set forth in Section VI of the Third Amendment, as amended by Section X of the Fourth Amendment and Section IX of the Fifth Amendment, shall apply to both the Original Premises and the Additional Expansion Premises (and may be exercised only with respect to the entirety of the Additional Expansion Premises and the Original Premises, collectively); provided, however, that the Termination Fee amount of $1,029,488.97 set forth in Section IX of the Fifth Amendment shall be deleted in its entirety, and the figure “$1,256,170.00” shall be substituted therefor.

X.	Letter of Credit. The parties hereby acknowledge that Landlord is currently holding a Security Deposit in the form of a Letter of Credit in the amount of One Hundred Twenty Thousand Four Hundred Seventeen and 27/100 Dollars ($120,417.27) pursuant to Section 6 of the Lease, as modified by Section 2.01 of the First Amendment, Section VI of the Second Amendment, Section VIII of the Third Amendment, Section III of the Fourth Amendment, and Section X of the Fifth Amendment. No additional Security Deposit shall be required with respect to the Additional Expansion Premises, and Landlord shall continue to hold the current Security Deposit in accordance with the terms of the Lease.

XI.	Inapplicable Lease Provisions.

Exhibit C to the Lease and Schedule I to Exhibit C to the Lease (Work Letter); Section IV of the Second Amendment (Abatement of Rent); Exhibit B of the Fourth Amendment (Work Letter); and Exhibit B of the Fifth Amendment (Work Letter) shall have no applicability with respect to this Sixth Amendment.

XI.	Miscellaneous.

A.	This Sixth Amendment and the Lease set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Sixth Amendment.

B.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C.	In the case of any inconsistency between the provisions of the Lease and this Sixth Amendment, the provisions of this Sixth Amendment shall govern and control.

D.	Submission of this Sixth Amendment by Landlord is not an offer to enter into this Sixth Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Sixth Amendment until Landlord has executed and delivered the same to Tenant.

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E.	The capitalized terms used in this Sixth Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Sixth Amendment.

F.	Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Sixth Amendment, other than T3 Realty Advisors (“Tenant’s Broker”) and Richards Barry Joyce & Partners, LLC (“Landlord’s Broker”) (collectively, the “Brokers”). Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any brokers, other than the Brokers, claiming to have represented Tenant in connection with this Sixth Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker, other than the Brokers, in connection with this Sixth Amendment. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents harmless from all claims of any brokers claiming to have represented Landlord in connection with this Sixth Amendment. Landlord shall be responsible for any commission payable to the Brokers by reason of this Sixth Amendment,

G.	Each signatory of this Sixth Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Sixth Amendment as of the day and year first above written.

LANDLORD:

NORMANDY LEXINGTON ACQUISITION LLC,
a Delaware limited liability company

By:

	Name:	Joseph Adamo
	Title:	Vice President

TENANT:

IMPRIVATA, INC., a Delaware corporation

By:

	Name:	Jeff Kalowski
	Title:	CFO

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EXHIBIT A

OUTLINE AND LOCATION OF ADDITIONAL EXPANSION PREMISES

See attached plan.

Exhibit A-1

Exhibit A-2

EXHIBIT B

WORK LETTER

This Exhibit is attached to and made a part of the Sixth Amendment by and between NORMANDY LEXINGTON ACQUISITION, LLC, a Delaware limited liability company (“Landlord”), and IMPRIVATA, INC., a Delaware corporation (“Tenant”), for space in the Building located at 10 Maguire Road, Lexington, Massachusetts.

As used in this Workletter, the “Premises” shall be deemed to mean the Additional Expansion Premises, as defined in the attached Amendment.

Additional Expansion Premises Alterations and Additional Expansion Premises Allowance:

A.	From and after the Expansion Date, Tenant shall have the right to perform alterations and improvements in the Premises (the “Additional Expansion Premises Alterations”). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Additional Expansion Premises Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Section 9 of the Lease, including, without limitation, approval by Landlord of the final plans for the Additional Expansion Premises Alterations and the contractors to be retained by Tenant to perform such Additional Expansion Premises Alterations. Landlord’s consent is solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely on Landlord’s consent, or its approval of Tenant’s plans, for any purpose whatsoever. Tenant shall be responsible for all elements of the design of Tenant’s plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans shall in no event relieve Tenant of the responsibility for such design. Landlord’s approval of the contractors to perform the Additional Expansion Premises Alterations shall not be unreasonably withheld, delayed or conditioned. The parties agree that Landlord’s approval of the general contractor to perform the Additional Expansion Premises Alterations shall not be considered to be unreasonably withheld if any such general contractor (i) does not have trade references reasonably acceptable to Landlord, (ii) does not maintain insurance as required pursuant to the terms of this Lease, (iii) does not have the ability to be bonded for the work in an amount of no less than 150% of the total estimated cost of the Additional Expansion Premises Alterations, (iv) does not provide current financial statements reasonably acceptable to Landlord, or (v) is not licensed as a contractor in the Commonwealth of Massachusetts. Tenant acknowledges the foregoing is not intended to be an exclusive list of the reasons why Landlord may reasonably withhold its consent to a general contractor. Landlord hereby approves Avison Young Construction, formerly known as Walsh Construction (“AY”) as Tenant’s general contractor.

Exhibit B-1

B.

Provided Tenant is not in default (after the expiration of any applicable grace or cure period), Landlord agrees to contribute Three Hundred Seventy Thousand Three Hundred Twenty and 00/100 Dollars ($370,320.00) (the “Additional Expansion Premises Allowance”) toward the cost of performing the Additional Expansion Premises Alterations in preparation of Tenant’s occupancy of the Premises. The Additional Expansion Premises Allowance may only be used for the cost of preparing design and construction documents and mechanical and electrical plans for the Additional Expansion Premises Alterations and for hard costs in connection with the Additional Expansion Premises Alterations, and including wiring and cabling. The Additional Expansion Premises Allowance, less a 10% retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord’s option, to the order of the general contractor that performs the Additional Expansion Premises Alterations, in periodic disbursements within thirty (30) days after receipt of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form of ALA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (ii) a certification from an AIA architect substantially in the form of the Architect’s Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; (iii) Contractor’s, subcontractor’s and material supplier’s waivers of liens which shall cover all Additional Expansion Premises Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of the Commonwealth of Massachusetts, together with all such invoices, contracts, or other supporting data as Landlord or Landlord’s Mortgagee may reasonably require; (iv) a cost breakdown for each trade or subcontractor performing the Additional Expansion Premises Alterations; (v) plans and specifications for the Additional Expansion Premises Alterations, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Premises; (vi) copies of all construction contracts for the Additional Expansion Premises Alterations, together with copies of all change orders, if any; and (vii) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Additional Expansion Premises Alterations. Upon completion of the Additional Expansion Premises Alterations, and prior to final disbursement of the Additional Expansion Premises Allowance, Tenant shall furnish Landlord with: (1) general contractor and architect’s completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, (4) as-built plans of the Additional Expansion Premises Alterations, and (5) the certification of Tenant and its architect that the Additional Expansion Premises Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Additional Expansion Premises Allowance more than one time per month. If the Additional Expansion

Exhibit B-2

Premises Alterations exceed the Additional Expansion Premises Allowance, Tenant shall be entitled to the Additional Expansion Premises Allowance in accordance with the terms hereof, but each individual disbursement of the Additional Expansion Premises Allowance shall be disbursed in the proportion that the Additional Expansion Premises Allowance bears to the total cost for the Additional Expansion Premises Alterations, less the 10% retainage referenced above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Additional Expansion Premises Allowance during the continuance of an uncured default under the Lease, and Landlord’s obligation to disburse shall only resume when and if such default is cured.

C.	In no event shall the Additional Expansion Premises Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. If Tenant does not submit a request for payment of the entire Additional Expansion Premises Allowance to Landlord in accordance with the provisions contained in this Exhibit B by February 1, 2016, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Notwithstanding the foregoing, provided that Tenant has commenced construction of the Additional Expansion Premises Alterations before February 1, 2016, and is diligently pursuing the completion thereof, Tenant may elect to extend the foregoing deadline until July 31, 2016, by giving Landlord notice of such election before February 1, 2016. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Additional Expansion Premises Alterations and/or Additional Expansion Premises Allowance. Landlord shall be entitled to deduct from the Additional Expansion Premises Allowance a construction management fee for Landlord’s oversight of the Additional Expansion Premises Alterations in an amount equal to 5% of the total cost of the Additional Expansion Premises Alterations; provided however that such fee shall be waived if Tenant employs AY, or any successor general contractor used by Landlord, as its general contractor.

D.	Tenant agrees to accept the Premises in its “as-is” condition and configuration, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Additional Expansion Premises Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises.

E.	This Exhibit B shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

Exhibit B-3